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                                                                  Exhibit 10.11

                             ASCENT PEDIATRICS, INC.
                                9 Linnell Circle
                         Billerica, Massachusetts 01821


         SECURITIES PURCHASE AGREEMENT (the "Agreement") dated as of January 31, 1997 among Ascent Pediatrics, Inc. (formerly known as Ascent Pharmaceuticals, Inc.), a Delaware corporation (the "Company"), Triumph-Connecticut Limited Partnership, a Connecticut limited partnership (the "Principal Purchaser"), and the other purchasers listed on the signature pages hereto (together with the Principal Purchaser, the "Purchasers"). Unless otherwise defined, capitalized terms used in this Agreement are defined in Section 13; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; references to a "section", a "subsection", a "paragraph" or a "clause" are, unless otherwise specified, to a section, a subsection, a paragraph or a clause of this Agreement.

         The Company in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agrees with the Purchasers as follows:


         1. PURCHASE AND SALE OF NOTES AND WARRANTS.

                  1.1. Authorization of Issuance of Notes. The Company has duly authorized the issuance and sale of its Subordinated Secured Notes due January 31, 2002 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to the terms of this Agreement) in the aggregate principal amount of $7,000,000, to be acquired by the Purchasers in accordance with the terms of this Agreement. The Notes shall be substantially in the form set out in Exhibit A hereto, with such changes thereto, if any, as may be approved by the Principal Purchaser and the Company.

                  1.2. Authorization of Issuance of Warrants. The Company has duly authorized the issuance and sale of warrants (the "Warrants") to purchase Common Stock of the Company to be acquired by the Purchasers in accordance with the terms of this Agreement. The Warrants shall be comprised of two series:
Series A Warrants (the "Series A Warrants") to purchase in the aggregate 660,090 shares of Common Stock of the Company, subject to adjustment as provided in the Warrants; and Series B Warrants (the "Series B Warrants") to purchase in the aggregate 256,702 shares of Common Stock of the Company, subject to adjustment as provided in the Warrants. The Series A Warrants shall be substantially in the form set out in Exhibit B-1 hereto, with such changes thereto, if any, as may be approved by the Principal Purchaser and the Company, and the Series B Warrants shall be substantially in the form set out in Exhibit B-2 hereto, with such changes thereto, if any, as may be approved by the Principal Purchaser and the Company. The Series A Warrants and the Series B Warrants will be substantially identical,
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except with respect to the dates of issuance thereof and the exercise price therefor, as provided in this Agreement and the Warrants.

                  1.3. Issuance and Sale of Notes and Warrants at the First Closing. At the First Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, Notes in the aggregate principal amount of $2,000,000 and Series A Warrants to purchase in the aggregate 264,036 shares of Common Stock of the Company, subject to adjustment as provided in the Warrants, at an aggregate purchase price (the "Aggregate First Closing Purchase Price") of $2,000,000 payable in cash by wire transfer of immediately available funds.

                  1.4. Issuance and Sale of Notes and Warrants at the Second Closing. At the Second Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, Notes in the aggregate principal amount of $5,000,000, Series A Warrants to purchase in the aggregate 396,054 shares of Common Stock of the Company, subject to adjustment as provided in the Warrants, and Series B Warrants to purchase in the aggregate 256,072 shares of Common Stock of the Company, subject to adjustment as provided in the Warrants, at an aggregate purchase price (the "Aggregate Second Closing Purchase Price") of $5,000,000 payable in cash by wire transfer of immediately available funds.

                  1.5. Allocation of Issue Price of Notes and Warrants. The Company and the Purchasers agree that for federal income tax purposes, including for purposes of determining original issue discount and the issue price of the Notes under sections 1271-1275 of the Code, as amended, and the Regulations issued thereunder (including Treasury Regulations section 1.1273-2(g)(2)(i)), the Closing Fee referenced in Subsection 3.1(q) shall be treated as a reduction of the issue price of the Notes and Warrants, and the remainder of the Aggregate First Closing Purchase Price, after giving effect to such reduction, shall be allocated among the Notes and Warrants to be issued and sold at the First Closing as follows: $561.50 shall be allocated to each $1,000 principal amount of Notes; and $3.17 shall be allocated to each share of the Common Stock of the Company issuable upon the exercise of the Series A Warrants. The Company and the Purchasers agree that such allocation of the issue price shall be binding on the Company for purposes of any determination by the Company of the issue price of the Notes and the Warrants. The Company and the Purchasers further agree to use their best efforts to reach agreements with respect to the allocation of the Aggregate Second Closing Purchase Price among the Closing Fees (as defined below) to be paid by the Company, and the Notes and Warrants to be issued and sold by the Company, at the Second Closing at or prior to the Second Closing Date.

                  1.6. Use of Proceeds. The proceeds of the Notes and Warrants shall be used by the Company for working capital purposes and potential acquisitions consistent with Section 8.2(e) hereof. No part of such proceeds will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the issuance of the Notes or the Warrants nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

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         2. CLOSINGS OF THE SALES OF NOTES AND WARRANTS.

                  2.1. First Closing. The closing of the initial issuance and sale of Notes and Series A Warrants pursuant to Subsection 1.3 hereof and certain of the other transactions contemplated hereby (the "First Closing") shall take place at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, on January 31, 1997 or at such other place or on such other date as the Principal Purchaser and the Company may agree upon (such date on which the First Closing shall have actually occurred, the "First Closing Date"). At the First Closing, the Company will deliver or cause to be delivered to each Purchaser, a single Note in the principal amount specified opposite such Purchaser's name on the signature page hereto, and a single Series A Warrant certificate to purchase the number of shares of Common Stock specified opposite such Purchaser's name on the signature page hereto (or such greater number of Notes or Warrant certificates as such Purchaser may request upon four (4) days prior notification), in each case dated the date of the First Closing and registered in such Purchaser's name or (upon four (4) days prior notification) that of its nominee, against payment of the purchase price therefor in the amount specified opposite such Purchaser's name on the signature page hereto. If at the First Closing the Company shall fail to tender to the Purchasers any of the Notes or Series A Warrants to be purchased by the Purchasers as provided in this Subsection 2.1, or if any of the conditions specified in Subsection 3.1 required to be satisfied at or prior to the First Closing shall not have been satisfied or waived by the Principal Purchaser, the Purchasers shall, at their election, be relieved of all further obligations under this Agreement, without thereby waiving any other respective rights they may have by reason of such failure or such non-fulfillment.

                  2.2. Second Closing. The second closing of the issuance and sale of Notes, Series A Warrants and Series B Warrants pursuant to Subsection
1.4 hereof and certain of the other transactions contemplated hereby (the "Second Closing") shall take place at the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts, on such date as all of the conditions specified in Subsection 3.1 required to be satisfied at or prior to the Second Closing shall have been satisfied or waived by the Principal Purchaser (such date on which the Second Closing shall have actually occurred, the "Second Closing Date"). The Company shall provide the Purchasers with thirty days prior written notice of the proposed Second Closing Date. At the Second Closing, the Company will deliver or cause to be delivered to each Purchaser, a single Note in the principal amount specified opposite such Purchaser's name on the signature page hereto, a single Series A Warrant certificate to purchase the number of shares of Common Stock specified opposite such Purchaser's name on the signature page hereto, and a single Series B Warrant certificate to purchase the number of shares of Common Stock specified opposite such Purchaser's name on the signature page hereto (or such greater number of Notes or Warrant certificates as such Purchaser may request upon four (4) days prior notification), in each case dated the date of the Second Closing and registered in such Purchaser's name or (upon four (4) days prior notification) that of its nominee, against payment of the purchase price therefor in the amount specified opposite such Purchaser's name on the signature pages hereto. If at the Second Closing the Company shall fail to tender to the Purchasers any of the Notes, Series A Warrants or


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Series B Warrants to be purchased by the Purchasers as provided in this
Subsection 2.2, or if any of the conditions specified in Subsection 3.1 required to be satisfied at or prior to the Second Closing shall not have been satisfied or waived by the Principal Purchaser at or prior to June 30, 1997 (or such later date as the Principal Purchaser, in its sole discretion, shall consent to in writing), the Purchasers shall, at their election, be relieved of all further obligations under this Agreement, without thereby waiving any other respective rights they may have by reason of such failure or such non-fulfillment. The Company acknowledges and agrees that the Principal Purchaser shall have the absolute right, in its sole discretion, to waive any or all of the conditions specified in Section 3.1 required to be satisfied at or prior to the Second Closing, and, notwithstanding anything to the contrary set forth herein or in any of the other Transaction Documents, the Company hereby irrevocably agrees with the Purchasers, that upon the written request of the Principal Purchaser, the Company shall issue and sell to the Purchasers the Notes and Warrants to be issued and sold to the Purchasers pursuant to this Section 2.2 on such proposed Second Closing Date as the Principal Purchaser shall specify in such request (which proposed Second Closing Date shall be not less than seven (7) Business Days prior to nor more than thirty (30) Business Days after such request is delivered to the Company by the Principal Purchaser). In the event any Purchaser (other than the Principal Purchaser) shall decline (such Purchaser being hereinafter referred to as a "Declining Purchaser") to purchase any of the Notes or Warrants to be issued and sold to such Declining Purchaser at the Second Closing pursuant to the terms of this Agreement, the Principal Purchaser shall purchase all of the Notes and Warrants that were to have been issued and sold to such Declining Purchaser.


         3.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

                  3.1 Conditions Precedent to Purchasers' Obligations at Each Closing. The Purchasers' obligations to purchase and pay for the Notes and Warrants to be sold to the Purchasers at each Closing is subject to the fulfillment to its satisfaction, prior to or at each Closing, of the following conditions; provided that any or all of the following conditions may be waived, in whole or in part, by the Principal Purchaser with respect to this Agreement in its sole and absolute discretion:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in the other Transaction Documents shall be correct in all respects when made and at the time of such Closing, after giving effect to the sale of the Notes and Warrants and the other transactions contemplated to be consummated at or prior to such Closing by this Agreement and the other Transaction Documents, except that any representations and warranties that relate to a particular date or period shall be true in all respects as of such date or period.

                  (b) Performance; No Default. The Company shall have performed and complied in all respects with all agreements and conditions contained in this Agreement and the other Transaction Documents required to be performed or complied with at or prior to such Closing, and at the time of such Closing, after giving effect to the sale of the Notes and Warrants


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and the other transactions contemplated to be consummated at such Closing by this Agreement and the other Transaction Documents, no Default or Event of Default shall have occurred and be continuing.

                  (c) Compliance Certificate. The Company shall have delivered to the Purchaser an Officer's Certificate, dated as of such Closing Date, certifying that the conditions specified in paragraphs 3.1(a) and 3.1(b) have been fulfilled.

                  (d) Good Standing Certificate. The Company shall have delivered to the Purchaser good standing certificates from the Secretary of State of Delaware and from the Secretary of State of The Commonwealth of Massachusetts, evidencing the legal existence and corporate good standing of the Company in the State of Delaware and the qualification and good standing of the Company in The Commonwealth of Massachusetts.

                  (e) Secretary's Certificate. The Company shall have delivered to the Purchasers a Certificate of the Secretary or Assistant Secretary of the Company, in form and substance satisfactory to the Principal Purchaser and the Principal Purchaser's Special Counsel, dated as of such Closing Date, (i) certifying as true, complete and correct the Company's Certificate of Incorporation and By-laws, each as amended through such Closing Date (the "Charter Documents"), and resolutions relating to the transactions contemplated hereby attached thereto, (ii) certifying as to the incumbency and specimen signatures of officers who shall have executed instruments, agreements and other documents in connection with the transactions contemplated hereby, (iii) certifying as to the effect that certain agreements, instruments and other documents are in the form approved in the resolutions referred to in clause (i) above, and (iv) covering such other matters, and with such other attachments thereto, as the Principal Purchaser and the Principal Purchaser's Special Counsel may reasonably request.

                  (f) Opinion of Counsel. The Principal Purchaser shall have received a favorable legal opinion from Hale and Dorr LLP, counsel to the Company, addressed to all of the Purchasers and dated as of such Closing Date, in the form set out in Exhibit C hereto.

                  (g) Third Amended and Restated Voting Rights Agreement. The Company and certain of its stockholders shall have entered into a Third Amended and Restated Voting Rights Agreement, in form and substance satisfactory to the Principal Purchaser, providing for (i) the total number of members of the Board of Directors of the Company to be fixed at nine (9) and (ii) at least one (1) of the members of the Board of Directors of the Company to be selected by the holders of a majority of the outstanding Warrants, and such Third Amended and Restated Voting Rights Agreement shall remain in full force and effect as of each Closing Date;

                  (h) Other Documents. As of each Closing Date:

                  (i) the Security Documents shall have been executed and delivered by the Company and the Collateral Agent, shall be in full force and effect and the Collateral Agent shall


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hold valid and enforceable perfected Liens on substantially all of the properties and assets of the Company as security for the ratable benefit of the holders of the Note Indebtedness; and

                           (ii) each of the other Transaction Documents and any
other instruments, certificates, agreements and other documents contemplated thereby and in connection therewith shall have been executed and delivered by all respective parties thereto and shall be in full force and effect.

                  (i) Legal Investment; Compliance with Securities Laws. At the time of such Closing, the Purchasers' purchase of the Notes and Warrants shall be permitted by the laws and regulations of the jurisdiction to which each Purchaser is subject (including, without limitation, Section 5 of the Securities Act or Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System), and credit controls (whether voluntary or mandatory) or similar restraints applicable to the Purchasers, and shall not subject the Purchasers to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and shall not be enjoined (temporarily or permanently) under, prohibited by or contrary to any injunction, order or decree applicable to the Purchasers. The offering, issuance and sale of the Notes and Warrants under this Agreement shall have complied with all applicable requirements of federal and state securities laws and the Principal Purchaser shall have received evidence, if any, of such compliance in form and substance reasonably satisfactory to the Principal Purchaser.

                  (j) Waiver of Stockholder Rights. The holders of the Preferred Stock, the Series D Common Warrants, the Series D Preferred Warrants, the Series E Common Warrants, the Series F Common Warrants and, to the extent applicable, any other Capital Stock of the Company, shall have irrevocably waived in writing any rights (including, without limitation, rights of first refusal) which they may have under the Company's Charter Documents or under any purchase agreements or other instruments, agreements or documents with respect to the offer and issuance of the Notes and Warrants hereunder.

                  (k) Proceedings and Documents. All corporate and other proceedings contemplated by this Agreement, including, without limitation, the authorization of the issuance of the Notes and the Warrants, and all other matters set forth in the Transaction Documents and all of the other documents and instruments incident thereto, shall be reasonably satisfactory to the Principal Purchaser and the Principal Purchaser's Special Counsel.

                  (l) Series F Financing. The Company shall have received (i) cash proceeds (including proceeds received contemporaneously with the purchase of the Notes and Warrants at the First Closing) from the Series F Financing of not less than $10,000,000 as of the First Closing Date, and (ii) cash proceeds from the Series F Financing of not less than $12,000,000 as of the Second Closing Date.

                  (m) No Adverse U.S. Legislation, Action or Decision. No legislation, order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental


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body, department or agency of the United States, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the Principal Purchaser's reasonable judgment, could materially and adversely affect any of the Notes or the Warrants or any part thereof as an investment. There shall be no action, suit, investigation or proceeding pending or threatened, against or affecting the Purchasers, any of their properties or rights, or any of their Affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement and the other Transaction Documents, or (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and there shall be no valid basis for any such action, proceeding or investigation.

                  (n) Governmental and Third Party Permits, Consents, Etc. Except as set forth on Schedule 4.4, the Company shall have duly applied for and obtained all approvals, orders, licenses, consents and other authorizations (collectively, the "Approvals") from each federal, state and local government and governmental agency, department or body, or pursuant to any agreement to which the Company is a party or to which any of them or any of their assets is subject, which may be required in connection with this Agreement, the other Transaction Documents or any other agreements and documents contemplated thereby and in connection therewith.

                  (o) Related Matters. The Company's Charter Documents shall not have been modified or amended since the date of this Agreement.

                  (p) Payment of Closing Fees and Expenses. The Company shall have paid prior to or on the date of such Closing a closing fee (the "Closing Fee") to each Purchaser in an amount equal to two percent (2.0%) of the aggregate purchase price required to be paid by such Purchaser for the Notes and Warrants being purchased by such Purchaser at such Closing (which Closing Fee, at the option of each Purchaser, may be applied against the purchase price for the Notes and Warrants being purchased by such Purchaser at such Closing), all reasonable fees, expenses and disbursements of the Purchasers and the Principal Purchaser's Special Counsel, reflected in statements of the Purchasers and such counsel rendered prior to or on the date of such Closing; provided, however, the aggregate amount of such fees and expenses (other than the Closing Fee) shall not exceed $90,000.

                  (q) Additional Conditions to Second Closing. Prior to the Second Closing the Company shall have received the Primsol Solution Final FDA Approval.

                  3.2. Conditions Precedent to Company's Obligations at Each Closing. The Company's obligation to issue and sell the Notes and Warrants to be sold by it to the Purchasers at each Closing is subject to the fulfillment to its satisfaction, prior to or at each Closing, of the following conditions; provided that any or all of the following conditions may be waived, in whole or in part, by the Company with respect to this Agreement in its sole and absolute discretion:




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
                  (a) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement and in the other Transaction Documents shall be correct in all material respects when made and at the time of such Closing, after giving effect to the sale of the Notes and Warrants and the other transactions contemplated to be consummated at or prior to such Closing by this Agreement and the other Transaction Documents, except that any representations and warranties that relate to a particular date or period shall be true in all respects as of such date or period.

                  (b) Compliance With Securities Laws. The offering, issuance and sale of the Notes and Warrants under this Agreement shall have complied with all applicable requirements of federal securities laws and the Company shall have received evidence, if any, of such compliance in form and substance satisfactory to the Company.


         4. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Purchasers to purchase the Notes and Warrants, the Company represents and warrants that:

                  4.1. Organization and Qualification; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own and lease its properties and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in The Commonwealth of Massachusetts and in each other jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect.

                  4.2. Capitalization. The authorized, issued and outstanding Capital Stock of the Company, immediately prior to the First Closing Date, will be as set forth on Schedule 4.2 hereto. Except as set forth on Schedule 4.2, immediately prior to the First Closing Date there will not be any outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities or other agreements or commitments of any character obligating the Company to issue any securities.

                  4.3. Subsidiaries. The Company has no Subsidiaries and does not (a) own of record or beneficially, directly or indirectly, any shares of Capital Stock of any other corporation which is controlled by the Company or any interest in any partnership, joint venture or other association or business entity which is controlled by the Company or (b) otherwise control, directly or indirectly, any other business entity.

                  4.4. Stockholder List and Agreements. Set forth on Schedule
4.4 hereto is a true and complete list of the holders of Capital Stock of the Company, the Capital Stock owned by each such holder and the consideration paid to the Company for such Capital Stock by each such holder as of the First Closing Date. Except as set forth on Schedule 4.4, there are no


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agreements or understandings, written or oral, to which the Company is a party with respect to the acquisition, disposition or voting of the Capital Stock of the Company.

                  4.5. Licenses. The Company holds all material licenses, franchises, permits, consents, registrations, certificates and other approvals (including, without limitation, those relating to environmental matters, public and worker health and safety, buildings, highways or zoning) (individually, a "License" and collectively, "Licenses") required for the conduct of its business as now being conducted, and is operating in substantial compliance therewith, except where the failure to hold any such License or to operate in compliance therewith would not have a Material Adverse Effect. Except as set forth on
Schedule 4.19, the Company is in substantial compliance with all laws, regulations, orders and decrees applicable to it, except in each case where the failure so to comply would not have a Material Adverse Effect, or a material adverse effect on the ability of the Company to perform on a timely basis any obligation that it has or will have under any Transaction Document to which it is a party.

                  4.6. Corporate and Governmental Authorization; Non-Contravention. Except as set forth on Schedule 4.6, the execution, delivery and performance by the Company of the Transaction Documents to which the Company is a party and all other instruments or agreements to be executed in connection herewith or therewith, and the issuance and sale to the Purchasers of the Notes and Warrants pursuant to this Agreement, are within the Company's corporate powers, having been duly authorized by all necessary corporate action on the part of the Company; do not require any License, authorization, approval, qualification or formal exemption from, or other action by or in respect of, or filing of a declaration or registration with, any court, Governmental Authority, agency or official or other Person (except such as have been obtained or as may be required under the Securities Act or state securities or Blue Sky laws); do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation of any Governmental Authority, (ii) the Charter Documents of the Company, (iii) any agreement (or require the consent of any Person under any agreement that has not been obtained) to which the Company is a party, or (iv) any judgment, injunction, order, decree or other instrument binding upon the Company or any of its properties, except where such contravention, default or violation would not have a Material Adverse Effect; and do not and will not result in the creation or imposition of any Lien on any asset of the Company except as contemplated hereby.

                  4.7. Validity and Binding Effect. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except for (a) the effect upon the Transaction Documents of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b) limitations imposed by a court of competent jurisdiction under general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Transaction Documents and upon the availability of injunctive relief or other equitable remedies.

                  4.8. Litigation; Defaults. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official, which questions the validity of the Agreement, or which might impair the ability of the Company to perform fully on a timely basis any obligation which the Company has or will have under this Agreement or any other Transaction Document to which the Company is a party, or which (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. The Company is not in violation of, or in default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any term of its Charter Documents, or of any term of any agreement, instrument, judgment, decree, order, statute, injunction, governmental regulation, rule or ordinance (including without limitation, those relating to zoning, city planning or similar matters) applicable to the Company or to which the Company is bound, or to any properties of the Company, except in each case to the extent that such violations or defaults, individually or in the aggregate, could not reasonably affect the validity of any Transaction Document, have a Material Adverse Effect, or impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under this Agreement or any other Transaction Document to which the Company is a party.

                  4.9. Outstanding Debt. Except as set forth on Schedule 4.9 hereto, at and as of each Closing, neither the Company nor any of its Subsidiaries will have outstanding any debt for borrowed money, or obligations or liabilities evidenced by bonds, debentures, notes or other similar instruments or under capital leases other than short-term debt and trade payables incurred in the ordinary course of business; provided that after the First Closing, the Company may incur Indebtedness to the extent permitted under
Section 8.2(b). Schedule 4.9 contains a complete and accurate list of all material guarantees, assumptions, purchase agreements and similar agreements and arrangements whereby the Company is or may become directly or indirectly liable or responsible for the indebtedness or other obligations of another Person, except for negotiable instruments endorsed for collection or deposit in the ordinary course of its business, identifying, with respect to each of the respective parties, amounts and maturities.

                  4.10. No Material Adverse Change. Except as set forth on
Schedule 4.10, since December 31, 1995, there has been (i) no material adverse change in the financial condition, assets, business or results of operations of the Company, (ii) no material obligation or liability (contingent or other) incurred by the Company, other than obligations and liabilities incurred in the ordinary course of business, and no mortgage, encumbrance or Lien placed on any of the properties of the Company which remains in existence on the date hereof, other than Permitted Liens and Liens described on Schedule 4.20 hereto, and
(iii) no acquisition or disposition of any material assets by the Company (or any contract or arrangement therefor) otherwise than for fair value in the ordinary course of business.

                  4.11. Events Subsequent to September 30, 1996 Balance Sheet. Except as set forth on Schedule 4.11 hereto, since September 30, 1996, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to, or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Financial Statements and current liabilities incurred since the date of the Financial Statements in the ordinary course of business, (iii) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (iv) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (v) suffered any loss of property or waived any right of substantial value other than in the ordinary course of business,
(vi) made any material change in the manner of business or operations of the Company, or (vii) entered into any commitment (contingent or otherwise) to do any of the foregoing, if any of the foregoing would have a Material Adverse Effect.

                  4.12. Employee Programs. Schedule 4.12 sets forth a list of every Employee Program maintained by the Company or any Current Affiliate at any time during the six-year period ending on the First Closing Date or with respect to which a liability of the Company or an ERISA Affiliate exists. Each Employee Program (other than a Multiemployer Plan) which has been maintained by the Company during the six-year period ending on the First Closing Date and which has been intended to qualify under Section 401(a) or Section 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section or the remedial amendment period under Section 401(b) of the Code has not yet expired with respect to such Employee Program and, to the knowledge of the Company, nothing has occurred that would adversely affect such qualification since the date of such letter or application for a determination or approval letter has been timely made and to the knowledge of the Company, no reason exists why a favorable determination or approval shall not be granted. Except as set forth on Schedule 4.12, the Company does not know of any failure of any party to comply with any laws applicable with respect to the Employee Programs that have been maintained by the Company or any Current Affiliate, except for failures which would not subject the Company to any material liability, and no such failure will result from completion of the transactions contemplated hereby. With respect to any Employee Program ever maintained by the Company or an ERISA Affiliate, there has been no "prohibited transaction," as defined in Section 406 of ERISA or Code Section 4975, or breach of any duty under ERISA or other applicable law or any agreement which in any such case could subject the Company to material liability either directly or indirectly (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties, or taxes, or any other loss or expense. No litigation or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or threatened with respect to any such Employee Program (other than a Multiemployer Plan).

         The Company and its Current Affiliates have not incurred any liability under Title IV of ERISA which has not been paid in full prior to the Closing. Neither the Company nor any of its Current Affiliates is liable for any material "accumulated funding deficiency" (whether or not waived) with respect to any Employee Program ever maintained by the Company or any ERISA Affiliate and subject to Code Section 412 or ERISA Section 302. With respect to any Employee Program subject to Title IV of ERISA, there has been no (and the transactions contemplated by this Agreement will not result in any) (i) "reportable event," within the meaning of ERISA

Section 4043 or the regulations thereunder (for which the notice requirement is not waived under 29 C.F.R. Part 2615) or (ii) other event or condition which presents a material risk of plan termination or any other event that may cause the Company or any Current Affiliate to incur material liability or have a material Lien imposed on its assets under Title IV of ERISA. All payments and/or contributions required to have been made by the Company and its Current Affiliates (under the provisions of any agreements or other governing documents or applicable law) with respect to all Employee Programs subject to Title IV of ERISA ever maintained by the Company or any ERISA Affiliate, for all periods prior to the Closing, have been timely made. Except as described on Schedule 4.12, no Employee Program maintained by the Company or an ERISA Affiliate and subject to Title IV of ERISA (other than a Multiemployer Plan) has any "unfunded benefit liabilities" within the meaning of ERISA Section 4001(a)(18), as of each Closing Date. With respect to Multiemployer Plans maintained by the Company or any ERISA Affiliate, Schedule 4.12 states the aggregate amount of withdrawal liability or other termination liability that would be incurred by the Company or any ERISA Affiliate if there were a withdrawal from any such plan as determined by the most recent withdrawal liability calculation prepared by such plan. Except as disclosed on Schedule 4.12, none of the Employee Programs which is a welfare plan maintained by the Company or any ERISA Affiliate provides health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by Part 6 of Subtitle B of Title I of ERISA or comparable statutes or regulations) or has ever promised to provide such post-termination benefits.

         For purposes of this subsection:

                  (a) "Employee Program" means (A) any employee benefit plan within the meaning of Section 3(3) of ERISA and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA, and (B) any stock option plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation arrangements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements not described in (A) above, and (C) any trust used to fund benefits under the foregoing maintained by the Company or any ERISA Affiliate.

                  (b) An entity is an "ERISA Affiliate" of the Company if it would have ever been considered a single employer with the Company under ERISA
Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C); and an entity is a "Current Affiliate" if it currently would be considered a single employer with the Company under ERISA Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C).

                  (c) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity (or, in respect of such employees, their spouses, dependents, or beneficiaries).

                  (d) "Multiemployer Plan" means a (pension or non-pension) employee benefit plan to which more than one employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

                  4.13. Private Offerings. No form of general solicitation or general advertising was used by the Company or any of its representatives, or, to the knowledge of the Company, any other Person acting on behalf of the Company, in connection with the offering of the Notes and Warrants being purchased under this Agreement or under any other Transaction Document. Neither the Company nor any Person acting on the Company's behalf has directly or indirectly offered the Notes or the Warrants, or any part thereof or any other similar securities or the securities being purchased under any other Transaction Document, for sale to, or sold or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person or Persons other than the Purchasers and other investors who the Company reasonably believed had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of purchasing the Notes and the Warrants. The Company further represents to the Purchasers that, assuming the accuracy of the representations of the Purchasers as set forth in Section 5 hereof, neither the Company nor any Person acting on the Company's behalf has taken or will take any action which would subject the issue and sale of the Notes and the Warrants or the securities being purchased under any other Transaction Document to the provisions of Section 5 of the Securities Act, except as contemplated by the Registration Rights Agreement. The Company has not sold the Notes or the Warrants to anyone other than the Purchasers designated in this Agreement.

                  4.14. Broker's or Finder's Commissions. In addition to and not in limitation of any other rights hereunder, the Company agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions and any and all liabilities with respect to any taxes (including interest and penalties) payable or incurred or alleged to have been incurred by the Company or any Person acting or alleged to have been acting on the Company's behalf, in connection with this Agreement, the issuance or sale of the Notes or the Warrants, or any other transaction contemplated by any of the Transaction Documents.

                  4.15.    Disclosure.

                  (a) There is no untrue statement of material fact in this Agreement or in any of the other Transaction Documents, and no omission of a material fact necessary in order to make the statements contained herein and therein not materially misleading in light of the circumstances in which such statements were made.

                  (b) The historical financial and operating information provided to the Purchasers by the Company has been derived from the consolidated books and records of the Company based upon reasonable methods as to allocations and calculations of such financial information.

                  4.16. Intentionally Deleted.

                  4.17. Federal Reserve Regulations and Other Matters. The Company will not, directly or indirectly, use any of the proceeds from the sale of the Notes and Warrants for the purpose, whether immediate, incidental or ultimate, of buying any "margin stock," or of maintaining, reducing or retiring any indebtedness originally incurred to purchase any stock that is currently a "margin stock," or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit," in each case within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System (12 C.F.R. 207 and 221, as amended, respectively), or otherwise take or permit to be taken any action which would involve a violation of such Regulation G or Regulation U or of Regulations T or X of the Board of Governors of the Federal Reserve System (12 C.F.R. 220 and 224, as amended, respectively) or any other regulation of such Board. No indebtedness that may be maintained, reduced or retired with the proceeds from the sale of the Notes or Warrants was incurred for the purpose of purchasing or carrying any "margin stock" and the Company does not own any such "margin stock" or have any present intention of acquiring, directly or indirectly any such "margin stock."

                  4.18. Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of the Company's stockholders and the Company's Board of Directors and committees thereof and accurately reflect all transactions referred to therein. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of Capital Stock of the Company.

                  4.19. Environmental Regulation, Etc.

                  (a) Except as set forth on Schedule 4.19, to the knowledge of the Company, the Company (i) has no liability under any Environmental Law or common law cause of action relating to or arising from environmental conditions which could have a Material Adverse Effect, and any Property owned, operated, leased, or used by the Company and any facilities and operations thereon comply with and will continue to comply with all applicable Environmental Laws to the extent that failure to comply could have a Material Adverse Effect; (ii) has never entered into or been subject to any judgment, consent decree, compliance order, or administrative order with respect to any environmental or health and safety matter or received any request for information, notice, demand letter, administrative inquiry, or formal or informal complaint or claim with respect to any environmental or health and safety matter or the enforcement of any Environmental Law which could, individually or in the aggregate, have a Material Adverse Effect; and (iii) has no reason to believe that any of the items enumerated in the foregoing clause (ii) will be forthcoming.

                  (b) Except as set forth on Schedule 4.19, to the knowledge of the Company: (i) the Company has never generated, transported, used, stored, treated, disposed of, or managed and will never generate, transport, use, store, treat, dispose of, or manage any Hazardous Waste, except in substantial compliance with applicable Environmental Laws; (ii) the Company is not aware of and has not caused any Release of a Hazardous Material at any site presently or formerly owned, operated, leased, or used by the Company; (iii) the Company has never had Hazardous Material transported from any site presently or formerly owned, operated, leased, or used by the Company for treatment, storage, or disposal at any other place, except in substantial compliance with applicable Environmental Laws; (iv) the Company does not presently own, operate, lease, or use any site on which underground storage tanks are or were located; (v) the Company has never placed underground tanks on any site owned, operated, leased or used by the Company; (vi) the Company has never removed underground tanks from any site presently or formerly owned, operated, leased or used by the Company; (vii) the Company has never had a Lien imposed by any Governmental Authority on any property, facility, machinery, or equipment owned, operated, leased, or used by the Company in connection with the presence of any Hazardous Material.

                  4.20. Properties and Assets. The Company has good record and marketable fee title to all real Property, has good and marketable title to, or valid leasehold interests in, or licenses to use, all other Property and assets, whether tangible or intangible, owned by them and reasonably necessary in the conduct of business of the Company, except defects in title which do not and will not have a Material Adverse Effect. All of the leases necessary in any material respect for the operation of their respective properties and assets, under which the Company holds any Property or assets, real or personal, are valid, subsisting and enforceable and afford peaceful and undisturbed possession of the subject matter of the lease, and no material default by the Company exists under any of the provisions thereof. All buildings, machinery and equipment of the Company are in good repair and working order, except for ordinary wear and tear, and except as would not have a Material Adverse Effect. All material current uses of such Property or assets of the Company are permitted as of right and no such regulation or ordinance interferes with such current uses. To the actual knowledge of the Company, there is no pending change in any such laws, regulations and ordinances which would have a Material Adverse Effect. Except as set forth on Schedule 4.20, no condemnation proceeding is pending or, to the knowledge of the Company, threatened against the Company. All Property and assets of any kind (real or personal, tangible or intangible) of the Company are free from all Liens except for (i) Liens disclosed on Schedule
4.20 hereto and (ii) Permitted Liens.

                  4.21. Insurance. A list of all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors under which the Company may derive any material benefit is set forth on Schedule 4.21 hereof. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, reserved, denied or disputed by the underwriters of such policies or bonds or their agents where such question, reservation, denial or dispute would have a Material Adverse Effect. All premiums due and payable under all such policies and bonds have been paid, and the Company is otherwise in full compliance with the terms and conditions of all such policies and bonds. Except as set forth on Schedule 4.21, such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) are and have been in full force and effect for at least the last year and remain in full force and effect. The Company knows of no threatened termination of any such policies or bonds.

                  4.22. Employment Practices. Except as set forth on Schedule
4.22 hereto, the Company is not a party to or in the process of negotiating any collective bargaining or labor agreement or union contract. Except as set forth on Schedule 4.22, there is no (i) charge, complaint or suit pending or, to the knowledge of the Company, threatened against the Company respecting employment, hiring for employment, terminating from employment, employment practices, employment discrimination, terms and conditions of employment, safety, wrongful termination, or wages and hours, involving more than $25,000 in any single instance, (ii) unfair labor practice charge or complaint pending or, to the knowledge of the Company, threatened against, or decision or order in effect and binding on, the Company before or of the National Labor Relations Board, (iii) grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or, to the knowledge of the Company, threatened against the Company, (iv) strike, labor dispute, slow-down, work stoppage or other interference with work pending or, to the knowledge of the Company, threatened against the Company, or (v) to the knowledge of the Company, union organizing activities or union representation question threatened or existing with respect to any groups of employees of the Company.

                  4.23. Financial Statements.

                  (a) The Company has delivered to the Purchasers complete and correct copies of its audited financial statements for the fiscal years ended December 31, 1994 and 1995 and its unaudited financial statements for the fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, together with the notes thereto (the "Financial Statements"). The Financial Statements fairly present in all material respects the financial position of the Company on the dates of such statements and the results of its operations for the periods covered thereby; and have been prepared in accordance with GAAP consistently applied, except, with respect to unaudited financial statements, the absence of notes thereto and statements of cash flows and subject to customary year-end adjustments.

                  (b) As of December 31, 1995 and as of each Closing Date, and except as set forth in the Schedules hereto, there are no material liabilities of the Company of any nature, whether accrued, absolute, contingent or otherwise, asserted or, to the Company's knowledge, unasserted, except liabilities stated or adequately reserved against in the Financial Statements or liabilities or claims which are not required to be reflected in the Financial Statements or in the notes thereto under GAAP.

                  4.24. Intellectual Property.

                  (a) Except as described in Schedule 4.24 hereto, the Company has exclusive ownership of, or a license to use, all patent, copyright, trade secret, trademark, or other proprietary rights (collectively, "Intellectual Property") used or to be used in the business of the Company as presently conducted. There are no claims or demands of any person pertaining to any of such Intellectual Property and no proceedings have been instituted, or are pending or, to the Company's knowledge, threatened, which challenge the rights of the Company in respect thereof. No claim is known by the Company to be pending or threatened to the effect that any

Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. The Company has the right to use, free and clear of claims of other Persons, all customer lists, designs, manufacturing or other processes, computer software, systems, data compilations, research results, formulae and other information required for or incident to its products or its business as presently conducted.

                  (b) All patents, patent applications, trademarks, trademark applications and registrations and registered copyrights which are owned or by or licensed to the Company or used or to be used by the Company in its business as presently conducted, and all other items of Intellectual Property which are material to the business or operations of the Company, are listed on Schedule
4.24. All of such patents, patent applications, trademark registrations, trademark applications and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights, or the corresponding offices of other jurisdictions as identified on said Schedule 4.24, and have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations of the United States and each such jurisdiction.

                  (c) All licenses or other agreements under which the Company is granted rights in Intellectual Property are listed on Schedule 4.24. All said licenses or other agreements are in full force and effect and there is no material default by any party thereto. To the Company's knowledge, the licensors under said licenses and other agreements have and had all requisite power and authority to grant the rights purported to be conferred thereby. True and complete copies of all such licenses or other agreements, and all amendments thereto, have been provided to the Purchasers.

                  (d) All licenses or other agreements under which the Company has granted rights to others in Intellectual Property owned or licensed by the Company are listed on Schedule 4.24. All said licenses or other agreements are in full force and effect and there is no material default by the Company, or to the Company's knowledge, any other party thereto. True and complete copies of all such licenses or other agreements, and all amendments thereto, have been provided to the Purchasers.

                  (e) The Company has taken all steps required in accordance with sound business practice to establish and preserve its ownership of all Intellectual Property rights with respect to its products, services and technology. All proprietary trade secrets developed by or belonging to the Company which have not been patented have been kept confidential and each current and prior employee (other than clerical staff and other employees without access to proprietary trade secrets), consultant and Scientist (as defined below), except as disclosed on Schedule 4.24 hereto, has executed an agreement regarding confidentiality, proprietary information and assignment of inventions to the Company and to the best of the Company's knowledge, no such Person is in breach of any agreements or arrangements with employers or others relating to proprietary information or assignments of inventions. The Company has not made any information regarding the Company's proprietary trade secrets available to any Person other than those employees, consultants and Scientists who have executed such agreements regarding confidentiality, proprietary information and assignment of inventions. Except as set forth on Schedule 4.24, to the best of the Company's knowledge, no other Person, including any prior or current employer of any of the Company's employees, consultants or Scientists, has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company by any of the Company's employees, consultants or Scientists. Except as set forth on Schedule 4.24, the Company has no actual knowledge of any infringement by others of any of the Company's Intellectual Property rights.

                  (f) To the Company's knowledge, the Company's products and the business and activities presently conducted or proposed to be conducted by the Company do not infringe or violate any Intellectual Property owned by any other Person. No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed or is threatened to be filed. To the Company's knowledge, there exists no unexpired patent or patent application which includes claims that would be infringed by the products, activities or business of the Company. The Company is not making unauthorized use of any confidential information or trade secrets of any Person, including without limitation any prior or current employer of any of the Company's employees, consultants or Scientists. Except as set forth on Schedule 4.24, neither the Company, nor, to the Company's knowledge any employee of the Company or any of the scientists who are performing consulting services for the Company (such scientists being the individuals designated as "Scientists" on Schedule 4.24, are hereinafter referred to herein as the "Scientists"), has any agreements or arrangements with any Person other than the Company, or is obligated under any contract (including any license, covenant or commitment of any nature) with any Person other than the Company, or is subject to any judgment, decree or order of any court or administrative agency, that restricts, interferes or conflicts with the Company's business or the performance of such employee's or Scientist's duties as an officer, employee, consultant or director of the Company.

                  4.25. Taxes. Except as otherwise set forth in Schedule 4.25, the Company has filed or obtained extensions of all federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns heretofore required by law to be filed by it. Except as otherwise set forth in Schedule 4.25, all material taxes, including, without limitation, all federal, state, county, local, foreign or other income, Property, sales, use, franchise, value added, employees' income withholding, social security, unemployment and other taxes, of any nature whatsoever which have become due or payable by the Company, including any fines or penalties with respect thereto or interest thereon, whether disputed or not (collectively, "Taxes"), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable Person. Except as otherwise set forth in
Schedule 4.25, all material deposits, Taxes and other assessments and levies required by law to be made, withheld, collected or provided for by the Company, including deposits with respect to Taxes constituting employees' income withholding taxes, have been duly made, withheld, collected or provided for and have been paid over to the proper federal, state or local authority, or are held by the Company for such payment. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company, except for Liens for Taxes which are not yet due.

                  4.26. Transactions with Affiliates. Except as otherwise set forth on Schedule 4.26, there are no material transactions, agreements or understandings between or among the Company and any of its officers or directors or stockholders or any of their Affiliates or associates.

                  4.27. No Other Business. The Company has not and is not engaged in any material respect in any business other than the development, manufacturing, marketing and sale of pharmaceutical products.

                  4.28. Compliance with Laws. The Company is in substantial compliance with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, except those the non-compliance with which would not, singly or in the aggregate, have a Material Adverse Effect, or impair the ability of the Company to perform fully on a timely basis any material obligation which the Company has or will have under any Transaction Document to which the Company is a party.

                  4.29. Investment Company Act. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  4.30. Public Utility Holding Company Act. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  4.31. Material Contracts and Obligations. Set out on Schedule
4.31 hereto is a list of: (a) each agreement to which the Company is a party or by which it is bound which requires future expenditures by the Company in excess of $50,000, (b) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements to which the Company is a party or by which it is bound, and (c) any agreement to which any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as under the Securities Act of 1933, as amended), is presently a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. The Company has delivered to the Purchasers copies of such of the foregoing as requested. The Company and, to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any lease, agreement or contract described in subsections (a), (b) or (c) above or that might result in payments by the Company in excess of $50,000, now in effect to which the Company or any subsidiary is a party or by which it or its property may be bound. All of such agreements and contracts are valid, binding and in full force and effect with respect to the Company.

                  4.32. FDA Approvals. Set out on Schedule 4.32 hereto is a detailed description of the United States Food and Drug Administration ("FDA") approvals that the Company is required to obtain for each of the Company's pharmaceutical products, the dates on which "Investigational New Drug Applications" and "New Drug Applications" were (or are expected to be) filed by the Company with the FDA for each such product, the dates on which clinical tests and trials were (or are expected to be) completed by the Company for each such product, and the dates on which FDA approvals were (or are expected to be) obtained by the Company for each such product.


         5.  REPRESENTATIONS OF THE PURCHASERS.

                  5.1. Purchase for Investment. Each Purchaser individually and not jointly represents that (a) it is an accredited investor as defined in Regulation D under the Securities Act, or (b) by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Notes and the Warrants, such Purchaser together with such advisers have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and that it is purchasing the Notes and the Warrants for its own account or for one or more separate accounts maintained by it or for the account of one or more institutional investors on whose behalf such Purchaser has authority to make this representation for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Notes and the Warrants except in compliance with the Securities Act and except to one or more such institutional investors, provided that the disposition of such Purchaser's or such investor's property shall at all times be within its control. Each Purchaser understands and agrees that the Notes and the Warrants have not been registered under the Securities Act and may be resold (which resale is not now contemplated) only if registered pursuant to the provisions thereunder or if an exemption from registration is available.

                  5.2. Authorization; Non-Contravention; Validity and Binding Effect. Each Purchaser individually and not jointly represents that the execution, delivery and performance by such Purchaser of the Transaction Documents to which such Purchaser is a party and all other instruments or agreements to be executed in connection herewith or therewith, and the purchase by such Purchaser of the Notes and Warrants pursuant to this Agreement, are within such Purchaser's powers, having been duly authorized by all necessary action on the part of such Purchaser; do not require any License, authorization, approval, qualification or formal exemption from, or other action by or in respect of, or filing of a declaration or registration with, any court, Governmental Authority, agency or official or other Person (except such as have been obtained or as may be required under the Securities Act or state securities or Blue Sky laws); do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation of any Governmental Authority, (ii) the organizational documents, if any, of such Purchaser, (iii) any agreement (or require the consent of any Person under any agreement that has not been obtained) to which such Purchaser is a party, or (iv) any judgment, injunction, order, decree or other instrument binding upon such Purchaser or any of its properties; and do not and will not result in the creation or imposition of any Lien on any asset of such Purchaser. This Agreement is the legal, valid and binding obligation of such Purchaser, and is enforceable in accordance with its terms, except for (a) the effect upon this Agreement of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b) limitations imposed by a court of competent jurisdiction under general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedies.

                  5.3. Broker's or Finder's Commissions. In addition to and not in limitation of any other rights hereunder, each Purchaser individually and not jointly agrees that it will indemnify and hold harmless the Company from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions and any and all liabilities with respect to any taxes (including interest and penalties) payable or incurred or alleged to have been incurred by such Purchaser or any Person acting or alleged to have been acting on such Purchaser's behalf, in connection with this Agreement, the issuance or sale of the Notes or the Warrants, or any other transaction contemplated by any of the Transaction Documents.

                  5.4 Source of Funds. Each Purchaser individually and not jointly represents that the funds used by such Purchaser to purchase the Notes and Warrants to be purchased by such Purchaser either (a) consist of funds which do not constitute assets of any employee benefit plan (other than a governmental plan exempt from the coverage of ERISA), or (b) consist of funds which may be deemed to constitute assets of one or more specific employee benefit plans, complete and accurate information as to the identity of each of which employee benefit plans has been delivered to the Company by such Purchaser. As used in this Section 5.4, the terms "employee benefit plan" and "governmental plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.


         6. TERMS OF THE NOTES; PAYMENTS AND REDEMPTION; REGISTRATION

                  6.1. Maturity; Principal Amount. The maximum aggregate principal amount of the Notes to be issued to the Purchasers shall be SEVEN MILLION DOLLARS AND NO CENTS ($7,000,000). The Notes shall mature and all principal payments and all accrued and unpaid interest thereon and any other payments due thereunder shall be due and payable in full, without set-off, deduction or counterclaim, on January 31, 2002 (the "Stated Maturity Date of the Notes").

                  6.2. Interest. The Notes shall not bear interest for the period from the dates of issuance thereof through January 31, 1999. The Notes shall bear interest on the unpaid principal amount thereof from February 1, 1999 until the Stated Maturity Date of the Notes, at the following rates: (a) from February 1, 1999 through January 31, 2000, at a rate of seven percent per annum; (b) from February 1, 2000 through January 31, 2001, at a rate of eight percent per annum; and (c) from February 1, 2001 through the Stated Maturity Date of the Notes, at a rate of nine percent per annum. Interest on the unpaid principal amount of the Notes shall be computed on the basis of a 360 day year and the actual days elapsed, and shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on March 31, 1999, and upon any other payment of any principal amount of the Notes.

                  6.3. Default Interest and Late Charges. In the event that any principal amount of the Notes is not paid within five (5) Business Days of when due and payable (whether at stated maturity, by acceleration or otherwise), the interest rate on such principal amount shall, notwithstanding anything herein to the contrary and until all principal payments on the Notes have been brought current, thereafter be increased by two percent (2%) per annum. Any interest on any principal amount of the Notes that is not paid when due and payable shall thereafter be paid, on demand by the holder of such Notes for which such interest is owed, together with interest thereon at a rate of two percent (2%) per annum in excess of the rate set forth in Subsection 6.2.

                  6.4. Payments on the Notes. All payments of principal and interest on the Notes and any other payments due thereunder shall be made by the Company, without set-off, deduction or counterclaim, to each Purchaser (or its nominee) at such Purchaser's address and in accordance with the instructions set forth on such Purchaser's signature page attached hereto, or at such other address or by such other method as such Purchaser (or its nominee) or any transferee or successor holder of the Notes shall have designated to the Company in writing. All such payments shall be made in dollars and in immediately available funds not later than 3:00 p.m. Boston time, on the date such payment shall become due. Any payment received after such time on any Business Day shall be deemed to have been received on the next Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  6.5. Optional Redemption. The Company may at any time and from time to time redeem the then outstanding principal amount of the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of Notes to be redeemed, by giving written notice of redemption to all holders of the Notes not less than 30 days and not more than 60 days prior to the Redemption Date, specifying (i) the principal amount of the Notes to be redeemed, (ii) the Redemption Date, and (iii) the accrued and unpaid interest (as of the Redemption
Date) applicable to the Notes to be redeemed. Notice of redemption having been so given, the aggregate principal amount of Notes so specified in such notice and all accrued and unpaid interest to the Redemption Date applicable to the Notes to be redeemed, shall become due and payable on the Redemption Date. Any partial redemption shall be in an aggregate principal amount of at least $500,000 or integral multiples of $500,000 in excess thereof, and shall be allocated among all of the Notes outstanding, pro rata, in the same proportion as the outstanding principal amount of each Note bears to the aggregate outstanding amount of all Notes. No redemption of the Notes pursuant to this Subsection 6.5 shall relieve the Company from its obligation under Subsection 2.2 of this Agreement to issue and sell to the Purchasers the Notes and Warrants to be issued and sold to the Purchasers at the Second Closing. In connection with any such redemption, the holders of Notes shall deliver the Notes to the Company, and, in connection with holders whose Notes are redeemed only in part, the Company (at the Company's expense) shall execute, authenticate and deliver to such holders new Notes equal in principal amount to the unredeemed portion of the Notes surrendered.

                  6.6. Change of Control.

                  (a) If there occurs a Change of Control (the date on which a Change of Control first occurs being referred to herein as the "Change Date"), then the Company shall notify all holders of the Notes in writing, as provided in subparagraph (b) below, and the Company shall promptly make an offer to redeem the Notes (a "Change of Control Offer") at a purchase price in cash equal to 100% of the principal amount thereof plus accrued interest, if any, to the Change of Control Purchase Date (as defined below), in accordance with the procedures set forth in this Subsection 6.6.

                  (b) Promptly, and in any event within 30 days, after the Change Date, the Company shall send by first-class mail to each holder of Notes, a written notice stating that, pursuant to this Subsection 6.6:

                  (i) a Change of Control has occurred and the holders of the Notes may elect to have their Notes purchased by the Company either in whole or in part, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase;

                  (ii) the repurchase date (which shall be no less than 30 days nor more than 60 days after the date such notice is mailed) (the "Change of Control Purchase Date");

                  (iii) the circumstances and relevant facts known to the Company regarding such Change of Control (including, to the extent applicable, information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control) which the Company in good faith believes will enable such holder of Notes to make an informed decision; and

                  (iv) all instructions and materials necessary to tender the Notes pursuant to the Change of Control Offer, together with the information contained in paragraph (c) below.

                  (c) Each holder of Notes electing to have its Notes purchased will be required to deliver to the Company, at the address specified in the notice received by such holder from the Company, at least three Business Days prior to the Change of Control Purchase Date, an election form specifying the principal amount of Notes such holder elects to have purchased.

                  (d) On the Change of Control Purchase Date, the Company shall pay the purchase price plus accrued interest to the holders of Notes who have elected to have their Notes purchased by the Company under this Subsection 6.6, and upon the payment of such purchase price and accrued interest, the holders of such purchased Notes shall deliver such purchased Notes to the Company for cancellation. In connection with holders whose Notes are purchased only in part, the Company (at the Company's expense) shall execute, authenticate and deliver to such holders new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

                  6.7. Redemption Following a Qualified Public Offering.

                  (a) If there occurs a Qualified Public Offering (the date of closing of such event being a "Qualified Public Offering Date"), then the Company shall notify all holders of the Notes in writing, and the Company, within thirty days after the Qualified Public Offering Date, shall either (i) redeem (a "Qualified Public Offering Redemption") all of the Notes at a purchase price in cash equal to 100% of the principal amount of the Notes plus accrued interest, if any, to the Redemption Date (which Redemption Date shall be no earlier than 30 days nor later than 60 days after the Qualified Public Offering
Date), or (ii) convert (a "Qualified Public Offering Conversion") all of the Notes into new converted notes (the "Converted Notes") in a principal amount equal to 100% of the outstanding principal amount of the Notes having the terms described in clause (d) below. The determination of whether to redeem the Notes for cash or convert the Notes into Converted Notes shall be made by the Company in its sole discretion.

                  (b) If, following a Qualified Public Offering, the Company elects to make a Qualified Public Offering Redemption, the Company shall deliver written notice to the holders of the Notes in accordance with, and shall follow the procedures set forth in, Subsection 6.5 of this Agreement. Upon receipt of written notice of a Qualified Public Offering Redemption, each holder of Notes shall have 20 days to elect to exercise its rights under Section 6.8 of this Agreement, and to the extent any holder of Notes shall not elect to exercise its rights under Section 6.8 within such 20 day period, the rights of such holder under Section 6.8 shall terminate.

                  (c) If, following a Qualified Public Offering, the Company elects to make a Qualified Public Offering Conversion, promptly, and in any event within 30 days, after the Qualified Public Offering Date, the Company shall send by first-class mail to each holder of Notes, a written notice stating that, pursuant to this Subsection 6.7:

                  (i) a Qualified Public Offering has occurred and the Company has elected to convert all of the Notes into Converted Notes having a stated principal amount equal to 100% of the principal amount thereof;

                  (ii) the conversion date (which shall be the 90th day after the Qualified Public Offering Date) (the "Conversion Date") and the Stated Maturity of the Converted Notes;

                  (iii) the Applicable Converted Note Rate as of the date of such notice; and

                  (iv) all instructions and materials necessary to tender the Notes pursuant to the Qualified Public Offering Conversion, together with the information contained in paragraph (d) below.

                  (d) Converted Notes issued pursuant to a Qualified Public Offering Conversion shall have the following terms: (i) the Converted Notes shall have a Stated Maturity (the "Stated Maturity Date of the Converted Notes") of not later than the earlier of (A) two years from the Conversion Date or (B) the Stated Maturity Date of the Notes; (ii) the principal of the Converted Notes shall be payable in not more than eight equal quarterly principal installments commencing on the 90th day after the Conversion Date and continuing every 90th day thereafter with a final installment due and payable on the Stated Maturity Date of the Converted Notes; (iii) the Converted Notes shall bear interest on the unpaid principal balance thereof at a rate per annum equal to the Applicable Converted Note Rate; and (iv) interest on the unpaid principal amount of the Converted Notes shall be computed on the basis of a 360 day year and the actual days elapsed, and shall be payable quarterly in arrears commencing on the 90th day after the Conversion Date and continuing every 90th day thereafter, and upon any other payment of any principal amount of the Converted Notes.

                  (e) On the Conversion Date, the Company shall pay to all holders of Notes all accrued and unpaid interest, if any, on the Notes through the Conversion Date and the Company (at the Company's expense) shall execute, authenticate and deliver to such holders Converted Notes in principal amount equal to the principal amounts of the Notes, and upon payment of such purchase price and accrued interest, shall deliver the Notes to the Company for cancellation.

                  (f) Except as otherwise set forth in this Subsection or in the Converted Notes, all Converted Notes issued pursuant to this Subsection shall be deemed to be "Notes" for all purposes of this Agreement and the other Transaction Documents and the holders of Converted Notes shall be entitled to all rights and remedies available to the holders of Notes hereunder and under the Security Documents and the other Transaction Documents.

                  6.8. Right of Holders to Convert Notes into Common Stock.

                  (a) Subject to Section 6.7(b) of this Agreement, if there occurs a Qualified Public Offering, each holder of Notes shall have the right, at any time and from time to time until the date which is two years after the Qualified Public Offering Date, to cause the Company to convert the Notes held by such holder, in whole or in part, into such number of shares of Common Stock as shall equal the quotient of (i) the aggregate principal amount of the Notes tendered for conversion divided by (ii) the Initial Qualified Public Offering Price. Any partial conversion of any holder's Notes shall be in a principal amount of not less than the lesser of 25% of the principal amount of each such holder's Notes or $250,000.

                  (b) Each holder of Notes electing to have all or any portion of its Notes converted into Common Stock pursuant to this Subsection 6.8 will be required to deliver to the Company, at its principal office, at least thirty
(30) days prior to the date of conversion, a written notice of conversion specifying (i) the principal amount of Notes such holder elects to have converted, (ii) the name or names in which such holder desires the certificate or certificates for Common Stock to be issued, and (iii) the address to which such holder desires delivery to be made of such new certificates for Common Stock to be issued upon such conversion. On the date of conversion, the Company shall issue and deliver to such holder or its designee, by hand delivery, by courier or by first class mail (postage prepaid), at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled as a result of the conversion of its Notes, and upon receipt by the such holder of such certificates for shares of Common Stock, such holder shall deliver such Notes to the Company for cancellation. In connection with any holder whose Notes are converted into Common Stock only in part, the Company shall execute, authenticate and deliver to such holder new Notes equal in principal amount to the unconverted portion of the Notes surrendered. The issuance of certificates for Common Stock upon conversion of Notes shall be made without charge to the holders of the Notes for any issuance tax in respect thereof or other costs incurred by the Company in connection with such conversion and the related issuance of such Common Stock.

                  (c) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of Notes as herein provided, free from any preemptive rights or other obligations, such number of shares of Common Stock, as shall from time to time be issuable upon the conversion of all outstanding Notes. The Company shall prepare and shall in good faith use all reasonable efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration, qualification or listing of the Common Stock, if applicable, in order to enable the Company lawfully to issue and deliver to each holder of Notes such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Notes then outstanding and convertible into shares of Common Stock. The Company shall not close its books against the transfer of Common Stock in any manner that would interfere with the timely conversion of any of the Notes.

                  6.9. Security for and Priority of Notes. The Notes shall at all times be secured by substantially all of the property and assets of the Company pursuant to the terms of the Security Documents. The rights and remedies of the holders of the Notes under this Agreement and the other Transaction Documents shall be senior in priority to any and all rights and remedies of the holders of the Capital Stock of the Company, including, without limitation, any right of the holders of Preferred Stock or other Capital Stock of the Company to cause the Company to redeem, repurchase, convert into Indebtedness, or make or pay any dividend, liquidation preference or other distribution in respect of, or issue any Capital Stock or securities for or in respect of, any such Preferred Stock or other Capital Stock of the Company.

                  6.10. Registration and Exchange of Notes.

                  (a) The Company shall maintain, at its principal office, a register for the Notes, in which the Company shall record the name and address of each Person in whose name each Note has been issued and the name and address of each transferee and prior owner of each Note. The Company may deem and treat the Person in whose name a Note is so registered as the holder and owner thereof for all purposes until due presentment of such Note for registration of transfer as provided in this Subsection 6.10.

                  (b) Upon surrender for exchange or registration of transfer any Note at the principal office of the Company, the Company shall execute and deliver, at its expense, one or more new Notes of any denominations (of at least $100,000 or such lesser amount as shall equal the aggregate principal amount of all Notes held by any holder) requested by the holder of the surrendered Note, each dated the date to which interest has been paid on the Note so surrendered (or, if no interest has been paid, the date of such surrendered Note), but in the same aggregate unpaid principal amount as such surrendered Note, and registered in the name or such Person or Persons as shall be designated in writing by such holder. Every Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the holder of such Note or by his attorney duly authorized in writing.

                  (c) At the request of any holder of any Note, the Company will issue, at its expense, in replacement of any Note or Notes lost, stolen, damaged or destroyed, upon surrender of the mutilated portions thereof, if any, a new Note or Notes of the same denominations, of the same unpaid principal amounts and otherwise of the same tenor as, the Note or Notes so lost, stolen, damaged or destroyed. The Company may condition the replacement of a Note reported by a holder as lost, stolen, damaged or destroyed, upon the receipt from such holder of an indemnity, security or surety bond (at the holder's expense) reasonably satisfactory to the Company.


         7. CERTAIN PROVISIONS WITH RESPECT TO THE WARRANTS.

                  7.1. Special Repurchase Right of the Company. If, at any time after the Second Closing Date but prior to the first anniversary of the First Closing Date, the Company shall have redeemed all of the Notes, the Company shall have the right to repurchase (the "Special Repurchase Right") from each holder of Warrants a maximum of five percent (5%) of the aggregate amount of Warrants held by such holder, at a repurchase price (the "Repurchase Price") in cash equal to $.01 per share of Common Stock purchasable upon exercise the Warrants. In the event that any holder of Warrants shall hold both Series A Warrants and Series B Warrants, the Company's Special Repurchase Right shall be applied first against all Series B Warrants held by such holder and then, if but only to the extent necessary, to the Series A Warrants held by such holder. If the Company elects to exercise its Special Repurchase Right, the Company shall give written notice of the repurchase to all holders of Warrants not less than 10 days prior to the proposed repurchase date (the "Repurchase Date"). Upon the provision of notice of the Company's exercise of its Special Repurchase Right, all Warrants covered by such notice shall no longer be exercisable. On the Repurchase Date, the Company shall deliver to each holder of Warrants the Repurchase Price for the Warrants being repurchased from such holder, and each holder of Warrants shall deliver to the Company the Warrant certificate(s) evidencing such holder's Series B Warrants (and/or, if necessary, the certificate(s) evidencing such holder's Series A Warrants), duly endorsed for transfer to the Company. On the Repurchase Date, the Company (at the Company's expense) shall execute, authenticate and deliver to each holder of Warrants, a new Warrant certificate (or certificates) evidencing the non-repurchased Warrants surrendered by such holder.

                  7.2. Pre-emptive Rights of Holders of Warrants.

                  (a) The Company hereby grants to each holder of Warrants a right (the "Pre-emptive Right") to purchase all or any part of such holder's Pro Rata Portion (as hereinafter defined) of any New Securities (as defined in Subsection 7.2(b)) which the Company may, from time to time, at any time on or after the date hereof, propose to issue and sell, subject to the terms and conditions set forth below. A holder of Warrants' Pro Rata Portion shall mean a fraction, the numerator of which is the number of shares of Common Stock then held by such holder plus the number of shares of Common Stock issuable upon exercise of any Warrants and other convertible securities, options, rights or warrants then held by such holder, and the denominator of which is the total number of shares of Common Stock then outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of then outstanding Preferred Stock, Series D Common Warrants, Series D Preferred Warrants, Series E Common Warrants, Series F Common Warrants and other convertible securities, options, rights or warrants; provided, however, for purposes of calculating the Pro Rata Portion of any holder of Warrants hereunder, the number of shares of Common Stock issued or issuable upon conversion of the Notes shall be excluded.

                  (b) "New Securities" shall mean any Capital Stock of the Company whether now authorized or not, and all rights, options and warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into Capital Stock; provided however, that the term "New Securities" does not include (i) shares of Series F Preferred or Series F Common Warrants issued or issuable in connection with the Series F Financing; (ii) the Notes and Warrants issued or issuable pursuant to the terms of this Agreement, the shares of Common Stock issued or issuable upon the conversion or exercise of the Series A Preferred, Series B Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series D Common Warrants, Series D Preferred Warrants, Series E Common Warrants or the Series F Common Warrants; (iii) Common Stock offered to the public pursuant to a Qualified Public Offering; (iv) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; (v) not more than 850,000 shares of Common Stock or rights, options or warrants to acquire Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to directors, employees or consultants of the Company pursuant to a stock option plan or other similar stock plan or agreement or otherwise and, in the case of rights, options or warrants, the shares of Common Stock issuable upon exercise thereof; or (vi) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

                  (c) In the event the Company intends to issue New Securities, the Company shall give each holder of Warrants written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each holder of New Warrants shall have 20 days from the date of any such notice to agree to purchase (i) all or any part of such holder's Pro Rata Portion of such new Securities and (ii) all or part of any other holder of Warrants' Pro Rata Portion of such New Securities to the extent that such other holder of Warrants does not elect to purchase its full Pro Rata Portion of such New Securities, for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased.

                  (d) In the event any holder or holders of Warrants fails to exercise any Pre-emptive Right with respect to any New Securities within such 20-day period, the Company may within 120 days thereafter sell any or all of such New Securities not agreed to be purchased by such holder or holders of Warrants, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to each holder of Warrants pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the holders of Warrants in the manner provided above.

                  (e) For purposes of this Subsection 7.3, a "holder of Warrants" shall include the general partners, officers or other affiliates of a holder of Warrants, and a holder of Warrants may apportion its Pro Rata Portion among, itself and such general partners, officers and other affiliates in such proportions as it deems appropriate.

                  (f) The Pre-emptive Rights granted to the holders of the Warrants pursuant to this Subsection 7.3 shall expire on the date of closing of the Company's first Qualified Public Offering.


         8. COVENANTS OF THE COMPANY.

                  8.1. General Covenants of the Company. The Company covenants and agrees that so long as any Notes or Warrants to purchase at least 75,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, recapitalization, reclassification or other capital reorganization) shall remain outstanding:

                  (a) Financial Statements and Other Information. The Company shall furnish to each holder of Notes or Warrants:

                  (i) Annual Financial Statements - as soon as available, but in any event within 120 days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its Subsidiaries, if any, as at the end of such year and the related audited statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, if any, for such year, setting forth in each case in comparative form the figures for the previous year, by independent certified public accountants of nationally recognized standing;

                  (ii) Quarterly Statements - as soon as available, but in any event not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such fiscal quarter and the related unaudited consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and the portion of the fiscal year through such date, all in reasonable detail and setting forth in comparative form the figures for the corresponding period of the previous year, certified by the chief financial officer, treasurer or controller of the Company;

                  (iii) Business Plan - as soon as available, but in any event not later than 30 days after the commencement of each fiscal year, a business plan and projected financial statements for such fiscal year;

                  (iv) Regulatory Filings - promptly after they become available, copies of any regular and periodic financial information, and any other information and reports, which the Company shall file with the Securities and Exchange Commission, any state securities regulatory authority, or any other regulatory agency;

                  (v) Shareholder Communications - promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                  (vi) Press Releases - promptly following the release by the Company to the press of any material statement or other written communication, a copy thereof;

                  (vii) Litigation - promptly, and in any event within three Business Days after obtaining knowledge thereof, notice of any (i) litigation, investigation or proceeding which has been commenced by or against the Company or any of its Subsidiaries, which could have a Material Adverse Effect, or (ii) any judgment or decree entered against the Company or any of its Subsidiaries involving a liability of $100,000 or more (singly or in the aggregate) or in which injunctive or similar relief is granted; and

                  (viii) Other Information - promptly any other information reasonably requested by any holder of Notes or Warrants.

All financial statements required to be delivered pursuant to clause (i) and
(ii) of this Subsection 8.1(a) shall be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP.

                  (b) Inspection. The Company shall permit each holder of Notes or Warrants, or any authorized representative thereof, to visit and inspect the properties of the Company and its Subsidiaries, including their corporate and financial records, and to discuss their businesses and finances with executive officers of the Company and its Subsidiaries, during normal business hours following reasonable advance notice and as often as may be reasonably requested.

                  (c) Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before any penalty accrues thereon, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries upon the income, profits or Property of the Company or any of its Subsidiaries and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, would by law become a Lien upon the property of the Company or any of its Subsidiaries; provided that neither the Company nor any of its Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the interests of the holders of the Notes.

                  (d) Corporate Existence. The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each of its Subsidiaries in accordance with the respective Charter Documents of such Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and each of its Subsidiaries, provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole, and that the loss thereof will not have a Material Adverse Effect.

                  (e) Indemnification of Directors; Payment of Directors' Expenses. The Company shall (i) at all times maintain provisions in its Charter Documents indemnifying all members of the Board of Directors of the Company against liability to the maximum extent permitted under the laws of the State of Delaware, and (ii) promptly reimburse any member of the Board of Directors of the Company for his reasonable documented out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company.

                  (f) Key Man Insurance. The Company shall (i) use its best efforts to obtain and maintain a life insurance policy with a financially sound and reputable insurance company on the life of Emmett Clemente in the face value of $1,000,000, naming the Company as owner and beneficiary thereof, (ii) not cause or permit any assignment of the proceeds of such policy, and (iii) not borrow against such policy.

                  (g) Conflicting Agreements. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement or instrument (other than agreements or instruments between the Company and the holders of Senior Indebtedness) that by its terms expressly prohibits the Company from repurchasing the Notes or the Warrants in accordance with the terms of this Agreement or the other Transaction Documents.

                  (h) Books and Records. The Company shall, and shall cause each of its Subsidiaries to, (i) keep true books of records and accounts in which full and correct entries shall be made of all dealings or transactions in relation to their businesses and affairs, in accordance with sound business practices, and (ii) reflect in their financial statements adequate accruals and appropriations to reserves in accordance with GAAP.

                  (i) Compliance with Laws. The Company shall, and shall cause each of its Subsidiaries to, remain in substantial compliance with all statutes, laws, ordinances, or government rules and regulations to which the Company and its Subsidiaries are subject.

                  (j) Investment Company Act. The Company shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (k) Payments for Consents. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of Notes or Warrants for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the other Transaction Documents unless such consideration is offered to be paid or agreed to be paid to all holders of the Notes or Warrants which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                  (l) Further Instruments and Acts. The Company shall, and shall cause each of its Subsidiaries to, execute and deliver such further instruments and do such further acts any holder of Notes or Warrants may deem reasonably necessary or proper to carry out more effectively the purposes of this Agreement and the other Transaction Documents.

                  8.2. Covenants of the Company Applicable to the Notes. The Company covenants and agrees that so long as any Notes shall remain outstanding:

                  (a) Certificates; Notices of Default and Other Information. The Company shall furnish to each holder of the Notes:

                  (i) Officer's Certificate - together with the delivery of the financial statements referenced in clause (i) of Subsection 8.1(a), an Officer's Certificate executed by the chief executive officer, the Vice President-Finance or principal accounting officer of the Company, stating whether or not such Officer knows of any Default or Event of Default, containing a certification from the chief executive officer, the Vice President-Finance or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Agreement and the other Transaction Documents (for purposes of this clause (i) such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement, and, if such Officer knows of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default, and its status; and

                  (ii) Notice of Default - within five Business Days of any Officer becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Agreement or the other Transaction Documents or (ii) any event of default under any other mortgage, indenture or instrument, an Officers' Certificate specifying such Default, Event of Default, default or event of default and what action the Company is taking or proposes to take with respect thereto.

                  (b) Limitation on Additional Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, Incur, directly or indirectly, any Indebtedness (including Acquired Indebtedness), other than (a) the Indebtedness evidenced by the Notes, (b) Senior Indebtedness, and (c) the Series A Preferred, the Series B Preferred, the Series D Preferred, the Series E Preferred and the Series F Preferred, and (d) Indebtedness in an aggregate amount not in excess of $500,000 secured by Capitalized Leases or Purchase Money Liens.

                  (c) Limitation on Restricted Payments. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, approve, declare, authorize, issue, make, agree to make, or set aside any funds for the payment of any Restricted Payment, except (a) dividends, payments or other distributions with respect to any Capital Stock by any Subsidiary to the Company or to any Wholly-Owned Subsidiary of the Company, and (b) the redemption, repurchase, retirement or conversion by the Company of the Notes and the Warrants in accordance with the terms of this Agreement and the Warrants.

                  (d) Transactions with Affiliates. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or series of transactions to sell, lease, transfer, exchange or otherwise dispose of any of its properties or assets to or to purchase any property or assets from, or for the direct or indirect benefit of, an Affiliate of the Company or of any Subsidiary of the Company, make any Investment in or enter into any contract, agreement, understanding, loan, advance or Guarantee with, or for the direct or indirect benefit of, an Affiliate of the Company or of any Subsidiary of the Company (each, including any series of transactions with one or more Affiliates, an "Affiliate Transaction"), (i) unless such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that could have been obtained at that time in a comparable transaction by the Company or such Subsidiary with an unrelated Person, and (ii) if such Affiliate Transaction involves or has a potential aggregate value of more than $100,000, unless such Affiliate Transaction has been approved by a majority of the Board of Directors who have no direct or indirect interest in the Affiliate Transaction or in the Affiliate that is a party to the Affiliate Transaction, or in any other party that is an Affiliate of any such Affiliate. The provisions of this Subsection 8.2(d) shall not apply to any Restricted Payment that is made in compliance with the provisions of this

Agreement, to the reasonable and customary fees and compensation paid or indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary, as determined by the Board of Directors of the Company or such Subsidiary or the senior management thereof in good faith, and to transactions exclusively between or among the Company and any Wholly-Owned Subsidiary or exclusively between or among Wholly-Owned Subsidiaries provided such transactions are not otherwise prohibited by this Agreement.

                  (e) Restrictions on Certain Mergers and Acquisitions. The Company shall not, and shall not permit any of its Subsidiaries to, become a party to any merger or consolidation with any Person, or purchase or enter into any definitive agreement to purchase, in one or more related transactions, any property or assets of, or any Capital Stock of or other interests in, any Person (or any affiliated group of Persons), without the prior written consent of the holders of a majority of the outstanding principal amount of the Notes, except that (i) any Person may merge or consolidate with the Company so long as the Company is the surviving corporation, such transaction does not adversely affect the consolidated financial condition of the Company and its Subsidiaries, and the fair market value of the aggregate consideration paid (including all Indebtedness assumed) by the Company and its Subsidiaries in connection with such transaction and all other transactions permitted under clauses (i), (ii) and (iii) of this Subsection 8.2(e) does not exceed (A) $6,000,000 prior to the closing of a Qualified Public Offering and (B) $12,000,000 after the closing of a Qualified Public Offering, (ii) any Person (other than the Company) may merge or consolidate with any Wholly-Owned Subsidiary of the Company so long as such Wholly-Owned Subsidiary of the Company is the surviving corporation, such transaction does not adversely affect the consolidated financial condition of the Company and its Subsidiaries, and the fair market value of the aggregate consideration paid (including all Indebtedness assumed) by the Company and its Subsidiaries in connection with such transaction and all other transactions permitted under clauses (i), (ii) and (iii) of this Subsection 8.2(e) does not exceed (A) $6,000,000 prior to the closing of a Qualified Public Offering and
(B) $12,000,000 after the closing of a Qualified Public Offering, (iii) the Company may purchase property or assets of, or Capital Stock of, another Person (other than the assets proposed to be acquired by the Company in connection with the Feverall Acquisition) so long as the fair market value of the aggregate consideration paid (including all Indebtedness assumed) by the Company and its Subsidiaries in connection with such transaction and all other transactions permitted under clauses (i), (ii) and (iii) of this Subsection 8.2(e) does not exceed (A) $6,000,000 prior to the closing of a Qualified Public Offering and
(B) $12,000,000 after the closing of a Qualified Public Offering, and (iv) after the closing of a Qualified Public Offering the Company may consummate the Feverall Acquisition for aggregate consideration (including all Indebtedness assumed) of not more than $12,000,000 (plus the fair market value of inventory).

                  (f) Maintenance of Properties and Insurance. The Company shall
(i) cause all material properties owned by or leased to it or any of its Subsidiaries and used or useful in the conduct of its business or the business of such Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Subsection 8.2(f) shall prevent the Company or any of its Subsidiaries from discontinuing the maintenance of any such properties, if such discontinuance is desirable in the conduct of its business or the business of such Subsidiary, and (ii) provide or cause to be provided, for itself and its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, public liability insurance, with reputable insurers in such amounts with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.

                  8.3 Covenants of the Company Applicable to the Warrants. The Company covenants and agrees that so long as Warrants to purchase at least 75,000 shares of Common Stock (subject to appropriate adjustment in the event of any stock split, stock dividend, recapitalization, reclassification or other capital reorganization) shall remain outstanding:

                  (a) Board of Directors. The Company shall at all times from the date of this Agreement until the later of (i) the date on which all of the
Note Indebtedness shall have been paid in full, and (ii) two and one-half years after the Qualified Public Offering Date, use its best efforts to cause (A) the total number of members of the Board of Directors of the Company to be fixed at nine (9); and (B) such person as shall be designated from time to time by the holders of a majority of the outstanding Warrants to be nominated, elected and maintained as one (1) of the members of the Board of Directors of the Company.

                  (b) Restrictions on Certain Sales and Mergers. The Company shall not, and shall not permit any of its shareholders or Subsidiaries to, become a party to any merger or consolidation of the Company or any of its Subsidiaries with or into any Person (or any affiliated group of Persons), or sell or enter into any definitive agreement to sell, in one or more related transactions, all or substantially all of the property, assets or Capital Stock of the Company or any of its Subsidiaries, without the prior written consent of the holders of a majority of the outstanding Warrants, except that (i) any Person may merge or consolidate with the Company so long as the Company is the surviving corporation and such merger is not otherwise prohibited by this Agreement and (ii) the Company or the shareholders may sell all or substantially all of the property, assets or Capital Stock of the Company so long as each holder of Warrants receives cash in exchange for each Warrant Share (as defined in the Warrants) that would be issuable to such holder upon the exercise by such holder of the Warrants held by such holder, in an amount equal to $10.00 (subject to appropriate adjustment in the event of any stock split, stock dividend, recapitalization or other capital reorganization) less the applicable Purchase Price (as defined in the Warrants) required to be paid by such holder for the issuance of such Warrant Share upon exercise of such Warrant.


         9.  DEFAULTS AND REMEDIES

                  9.1. Events of Default. The occurrence of any one of the following shall constitute an "Event of Default" hereunder:

                  (a) The Company shall fail to pay any interest on any Note or any Put Note when the same becomes due and payable and the continuance of such failure for a period of five (5) Business Days;

                  (b) The Company shall fail (i) to pay any principal of, or premium, if any, on any Note when and as the same becomes due and payable at maturity, acceleration, on any Redemption Date, on any Change in Control Purchase Date, or otherwise, (ii) to repurchase any Warrants on any Put Purchase Date, or (iii) to pay any principal of, or premium, if any on any Put Note when and as the same becomes due and payable;

                  (c) The Company shall fail to perform or comply with any covenant or agreement contained in this Agreement, the Warrant, the Security Documents or any of the other Transaction Documents (other than the covenants referred to in paragraphs (a) or (b) above), and such failure shall not have been cured or waived within a period of thirty (30) days;

                  (d) The Company defaults with respect to any Indebtedness with a principal amount then outstanding in excess of $500,000, individually or in the aggregate, and such default results in such Indebtedness becoming due and payable prior to its Stated Maturity;

                  (e) Any representation or warranty made by the Company in connection with this Agreement or any of the other Transaction Documents or any certificate or financial information delivered pursuant to this Agreement or any of the other Transaction Documents shall prove to have been incorrect in any material respect when made;

                  (f) The Company shall, pursuant to or within the meaning of any Bankruptcy Law, (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case or proceeding; (iii) consent to the appointment of a Custodian of it or for all or substantially all of its property; (iv) make a general assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts generally as they become due;

                  (g) A court of competent jurisdiction shall enter an order or decree under any Bankruptcy Law that remains unstayed and in effect for a period of 60 days and (i) is for relief against the Company in an involuntary case or proceeding; (ii) appoints a Custodian of the Company for all or substantially all of its Property; or (iii) orders the liquidation of the Company; or

                  (h) Any judgment or decree for the payment of money in excess of $250,000 (to the extent not covered by insurance) shall be rendered against the Company and shall not be discharged and either (A) an enforcement proceeding shall have been commenced by a creditor upon such judgment or decree or (B) there shall have occurred a period of 45 days following such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed.

         The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether such Event of Default is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         The term "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

                  9.2. Remedies on Default, Etc. After an Event of Default has occurred, the Company shall promptly notify all of the holders of the Notes in writing of such occurrence. Upon the occurrence of an Event of Default, and at any time thereafter while such Event of Default is continuing, the holders of a majority in aggregate principal amount of the Notes at the time outstanding, by written notice to the Company, may declare (a "Declaration") due and payable an amount equal to all unpaid principal of, premium, if any, and accrued interest on, all Notes issued and outstanding (the "Default Amount"). If an Event of Default specified in clause (f) or (g) of Subsection 9.1 occurs, the Default Amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any of the holders of the Notes. The holders of a majority in aggregate principal amount of the Notes, by written notice to the Company, may rescind any Declaration if all Events of Default then continuing (other than any Events of Default with respect to the nonpayment of principal of or interest on any Note which has become due solely as a result of such Declaration) have been cured.

         In addition, if holders of a majority in aggregate principal amount of Notes make a Declaration which is not rescinded, any holder of any of the Notes may proceed to enforce its rights by suit in equity, action at law and/or other appropriate means to collect the payment of principal or interest on the Notes or to enforce the performance of any provision hereunder or under the Notes or the other Transaction Documents.

         The Company hereby agrees to pay on demand reasonable costs and expenses, including without limitation reasonable attorneys' fees, Incurred or paid by any holder of the Notes in enforcing such holders rights upon the occurrence of an Event of Default.

         No provision of this Agreement, the other Transaction Documents or the Notes shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on the Notes at the times, places and rates, and in the currency provided.

                  9.3. Waiver of Past Defaults. The holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Company (and without notice to any other holders of the Notes), may waive any existing Default or Event of Default and its consequences. When a Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.


         10.  RESTRICTIONS ON TRANSFER.

                  10.1. Restrictive Legends. Except as otherwise permitted by this Section 10, each Note and Warrant certificate (or Common Stock certificate issued on exercise thereof or in exchange therefor) issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

         The Company shall maintain a copy of this Agreement and any amendments thereto on file in its principal office, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to any holder of Notes or Warrants upon such holder's request.

         Whenever the legend requirement imposed by this Subsection 10.1 shall terminate, as provided in Subsection 10.2 hereof, the respective holders of Notes and Warrants for which such legend requirements have terminated shall be entitled to receive from the Company, at the Company's expense, new Notes or Warrant certificates, as applicable, without such legend.

                  10.2. Notice of Transfer; Opinions of Counsel. The holder of each Note or Warrant certificate bearing the restrictive legend set forth in Subsection 10.1 above (a "Restricted Security") agrees with respect to any transfer of such Restricted Security, upon reasonable request from the Company to such holder, to give to the Company (a) written information describing the transferee and the circumstances of such transfer necessary to establish the availability of an exemption from the registration requirements of the Securities Act and/or (b) an opinion of counsel (at the expense of such holder), which is knowledgeable in securities law matters, in form and substance reasonably satisfactory to the Company, to the effect that the transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act. If the Company fails to request any such information or opinion, or if for any reason the Company (after having been furnished with the information and/or opinion requested by the Company pursuant to this Subsection 10.2) shall fail to provide such holder within 5 days with written notice that, in the opinion of the Company or its counsel, the transfer may not be legally effected (the "Illegal Transfer Notice"), such holder shall thereupon be entitled to have the transfer of the Restricted Security registered on the books of the Company, or its transfer agent, as the case may be. If the holder of the Restricted Security delivers to the Company an opinion of counsel (including regular counsel to such holder or its investment adviser) in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act, or if the Company does not provide the holders with an Illegal Transfer Notice as set forth above, the Company will promptly after such contemplated transfer deliver new certificates for such Restricted Security which do not bear the Securities Act legend set forth in Subsection 10.1 above. The restrictions imposed by this Section 10 upon the transferability of any particular Restricted Security shall cease and terminate when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 promulgated under the Securities Act. The holder of any Restricted Security as to which such restrictions shall have terminated shall be entitled to receive from the Company a new security of the same type but not bearing the restrictive Securities Act legend set forth in Subsection 10.1 and not containing any other reference to the restrictions imposed by this Subsection 10.2. Notwithstanding any of the foregoing, no opinion of counsel will be required to be rendered pursuant to this Subsection 10.2 with respect to the transfer of any securities on which the restrictive legend has been removed in accordance with this Subsection 10.2. As used in this Subsection 10.2, the term "transfer" encompasses any sale, transfer or other disposition of any of the Notes or Warrants referred to herein. Notwithstanding any provisions contained herein to the contrary, no transfer of the Notes shall be permitted if such transfer would be deemed to be a violation of any applicable law, including, without limitation, a "prohibited transaction" as defined in Section 406 of ERISA or
Section 4975 of the Code.


         11. SUBORDINATION.

                  11.1 Agreement to Subordinate. The Company agrees, and each holder of Notes by accepting a Note agrees, any provision of this Agreement, the Notes or the Warrants to the contrary notwithstanding, that all Indebtedness of the Company under and in respect of the Notes, the Put Notes (as defined in the Warrants) or this Agreement (collectively, the "Note Indebtedness") is subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full of all Senior Indebtedness of the Company, and that the subordination of all Note Indebtedness pursuant to this
Article 11 is for the benefit of all holders of all Senior Indebtedness of the Company, whether outstanding on the date of this Agreement or Incurred thereafter.

                  11.2 Liquidation; Dissolution; Bankruptcy. Upon any distribution of cash, securities or other property of the Company to creditors upon any Insolvency or Liquidation Proceeding with respect to the Company, the holders of any Senior Indebtedness will be entitled to receive payment in full in cash or Cash Equivalents of all Senior Indebtedness (including Post-Petition Interest) before the holders of the Note Indebtedness will be entitled to receive any payment or distribution (other than in Reorganization Securities) on account of the Note Indebtedness and until all Senior Indebtedness is paid in full in cash or Cash Equivalents, any payment or distribution (other than in Reorganization Securities) on account of the Note Indebtedness to which the holders of the Note Indebtedness would be entitled shall be made to the holders of the Senior Indebtedness on a pro rata basis. Upon any Insolvency or Liquidation Proceeding with respect to the Company, any payment or distribution (other than in Reorganization Securities), to which the holders of the Note Indebtedness would be entitled on account of the Note Indebtedness but for the provisions of this Article 11 shall be paid by the Company, any other Person making such payment or distribution, or by the holders of the Note Indebtedness if received by them, directly to the holders of the Senior Indebtedness (pro rata to such holders on the basis of the amounts of Senior Indebtedness held by them) or their Representative, as their interests may appear, for application to the payment of all outstanding Senior Indebtedness until all such Senior Indebtedness has been paid in full in cash, after giving effect to all other payments or distributions to, or provisions made for, holders of Senior Indebtedness.

                  11.3. Default on Senior Indebted. The Company shall not make any payment or distribution (other than in Reorganization Securities) on account of any of the Note Indebtedness if (a) a default in the payment of the principal of, or premium, if any, or interest on, or any other amount owing with respect to any Senior Indebtedness (a "Payment Default") occurs and is continuing, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, or (b) the Company has received written notice (a "Payment Blockage Notice") from any holder of Senior Indebtedness that a Nonpayment Default (as defined below) has occurred and is continuing; provided, however, that payments and distributions on account of the Note Indebtedness shall resume, and all past due amounts in respect of the Note Indebtedness shall be paid (i) in the case of a Payment Default, on the date on which such default is cured or waived or shall have ceased to exist and all Senior Indebtedness shall have been paid in full in cash or Cash Equivalents and (ii) in the case of a Nonpayment Default, on the earliest of (A) the date on which such Nonpayment Default is cured or waived or shall have ceased to exist, (B) 179 days after the date on which the Payment Blockage Notice with respect to such Nonpayment Default was received by the Company, or (C) the date on which such blockage period shall have been terminated by written notice to the Company from the holder of the Senior Indebtedness which issued the Payment Blockage Notice unless the maturity of any Senior Indebtedness has been accelerated and the Company has defaulted with respect to the payment of such Senior Indebtedness. No more than one Payment Blockage Notice may be given during any consecutive 365-day period and during any consecutive 365-day period, the aggregate number of days in which payments due in respect of the Note Indebtedness may not be made as a result of Nonpayment Defaults on Senior Indebtedness shall not exceed 179 days and there shall be a period of at least 186 consecutive days in each consecutive 365-day period when such payments are not prohibited. If any holder of Senior Indebtedness delivers a Payment Blockage Notice to the holders of the Note Indebtedness in respect of any Nonpayment Default, no Nonpayment Default that existed or was continuing on the date of delivery of such notice shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived or cured for a period of not less than 90 days. "Nonpayment Default" means any event of default under the terms of any instrument governing any Senior Indebtedness permitting one or more holders of such Senior Indebtedness (or a Representative on behalf of the holders thereof) to declare all or part of such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

                  11.4. Acceleration of Note Indebtedness. If payment of the
Note Indebtedness is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness of the acceleration.

                  11.5. When Distributions Must be Paid Over.

                  (a) If the Company shall make any payment or distribution on account of the Note Indebtedness at a time when such payment is prohibited by this Section 11, then and in such event the holders of the Note Indebtedness shall hold such payment or distribution in trust for the benefit of, and shall pay over and deliver to, the holders of the Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of such Senior Indebtedness held by them) or their Representative, as their respective interests may appear, for application to the payment of all outstanding Senior Indebtedness until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents, after giving effect to all other payments or distributions to, or provisions made for, the holders of Senior Indebtedness.

                  (b) Nothing contained in this Section 11 or elsewhere in this Agreement or in the Notes or the Warrants shall prevent the Company, at any time except during the pendency of any Insolvency or Liquidation Proceeding or under the conditions described in Subsection 11.3, from making payments or distributions on account of the Note Indebtedness.

                  (c) With respect to the holders of Senior Indebtedness, the holders of the Note Indebtedness undertake to perform only such obligations on their part as are specifically set forth in this Section 11, and no implied covenants or obligations with respect to any holders of Senior Indebtedness shall be read into this Agreement against the holders of the Note Indebtedness. The holders of the Note Indebtedness shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

                  11.6. Notice.

                  (a) The holders of the Note Indebtedness shall not at any time be charged with the knowledge of the existence of any facts that would prohibit the making of any payment to the holders of the Note Indebtedness under this
Section 11, unless and until the holders of the Note Indebtedness shall have received written notice thereof from the Company, one or more holders of Senior Indebtedness or a Representative of any holders of Senior Indebtedness; and, prior to the receipt of any such written notice, the holders of the Note Indebtedness shall be entitled to assume conclusively that no such facts exist. The holders of the Note Indebtedness shall be entitled to rely on the delivery to the holders of the Note Indebtedness of written notice by a Person representing itself as a holder of Senior Indebtedness (or a Representative thereof) to establish that such notice has been given.

                  (b) The Company shall promptly notify the holders of the Note Indebtedness in writing of any facts it knows that would cause a payment of principal of, or premium, if any, or interest on, the Note Indebtedness to violate this Section 11, but failure to give such notice shall not affect the subordination of the Note Indebtedness to the Senior Indebtedness provided in this Section 11 or the rights of holders of such Senior Indebtedness under this
Section 11.

                  11.7. Subrogation. After all Senior Indebtedness has been paid in full in cash or Cash Equivalents and until the Note Indebtedness is paid in full, the holders of the Note Indebtedness shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Note Indebtedness have been applied to the payment of such Senior Indebtedness. A distribution made under this Section 11 to holders of Senior Indebtedness that otherwise would have been made to the holders of the Note Indebtedness is not, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Note Indebtedness, a payment or distribution by the Company to or on account of its Senior Indebtedness.

                  11.8 Relative Rights.

                  (a) The provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the holders of the
Note Indebtedness on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 11 or elsewhere in this Agreement or in the Notes is intended to or shall (i) impair, as among the Company, its creditors other then holders of Senior Indebtedness and the holders of the Note Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay principal of, and premium, if any, and interest in respect of, the Note Indebtedness in accordance with its terms; (ii) affect the relative rights of the holders of the Note Indebtedness and the Company's creditors other than their rights in relation to holders of Senior Indebtedness; or (iii) prevent any holder of Note Indebtedness from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive payment and distributions otherwise payable or distributable to the holders of Note Indebtedness.

                  (b) The failure to make a payment on account of principal of, or premium, if any, or interest in respect of the Note Indebtedness by reason of any provision of this Section 11 shall not be construed as preventing the occurrence of an Event of Default under Subsection 9.1.

                  11.9. No Impairment of Subordination.

                  (a) No right of any holder of Senior Indebtedness to enforce the subordination as provided in this Article 11 shall at any time or in any way be prejudiced or impaired by any act or failure to act by the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Agreement, the Notes, the Warrants or any other Transaction Document or any other agreement regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

                  (b) Without in any way limiting Subsection 11.9(a), the holders of any Senior Indebtedness may, at any time and from time to time, without the consent of or notice to any holders of Note Indebtedness, without incurring any liabilities to any holder of Note Indebtedness and without impairing or releasing the subordination and other benefits provided in this Agreement or the obligations of the holders of Note Indebtedness to the holders of such Senior Indebtedness, even if the right of reimbursement or subrogation or other right or remedy of any holder of Note Indebtedness is affected, impaired or extinguished thereby, do any one or more of the following: (i) amend, renew, exchange, extend, modify, increase or supplement in any manner such Senior Indebtedness or any instrument evidencing or guaranteeing or securing such Senior Indebtedness or any agreement under which such Senior Indebtedness is outstanding (including, but not limited to, changing the manner, place or terms of payment or changing or extending the time of payment of, or renewing, exchanging, amending, increasing, releasing, terminating or altering,
(1) the terms of such Senior Indebtedness, (2) any security for, or any guarantee of, such Senior Indebtedness, (3) any liability of any obligor on such Senior Indebtedness (including any guarantor) or any liability Incurred in respect of such Senior Indebtedness); (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any property pledged, mortgaged or otherwise securing such Senior Indebtedness or any liability of any obligor thereon, to such holder, or any liability incurred in respect thereof; (iii) settle or compromise any such Senior Indebtedness or any other liability of any obligor of such Senior Indebtedness to such holder or any security therefor or any liability incurred in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, payment of any of Senior Indebtedness) in any manner or order; and (iv) release, terminate or otherwise cancel, or fail to take or to record or otherwise perfect, for any reason or for no reason, any Lien or security interest securing such Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against any obligor or any guarantor or any other Person, elect any remedy and otherwise deal freely with any obligor and any security for such Senior Indebtedness or any liability of any obligor to the holders of such Senior Indebtedness or any liability incurred in respect of such Senior Indebtedness.

                  (c) No amendment or modification of the terms or provisions of the Note Indebtedness shall be made without the consent of the holders of the Senior Indebtedness if such amendment or modification would have a material adverse effect on the rights or remedies of the holders of Senior Indebtedness.

                  11.10 Representatives of Holders of Senior Indebtedness. Whenever a distribution is to be made, or a notice given, to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative, if any. If any payment or distribution of the Company's assets is required to be made to holders of any Senior Indebtedness pursuant to this
Article 11, the holders of Note Indebtedness shall be entitled to rely upon any order or decree of any court of competent jurisdiction, or upon any certificate of a Representative of such Senior Indebtedness, in ascertaining the holders of such Senior Indebtedness entitled to participate in any such payment or distribution, the amount to be paid or distributed to holders of such Senior Indebtedness and all other facts pertinent to such payment or distribution or to this Article 11.

                  11.11 Payment. For all purposes of this Article 11, a "payment or distribution on account of Note Indebtedness" shall include, without limitation, any direct or indirect payment or distribution on account of the purchase, prepayment, redemption, retirement, defeasance or acquisition of any Note or Put Note, any recovery by the exercise of any right of set-off or redemption on collateral, any direct or indirect payment of principal, premium or interest with respect to or in connection with any mandatory or optional redemption or purchase provisions, any direct or indirect payment or distribution payable or distributable by reason of any other Indebtedness being subordinated to any Note Indebtedness, and any direct or indirect payment or recovery on any claim (including claims for indemnification or liquidated damages) relating to or arising out of this Agreement, any Note or Put Note, or any other Transaction Document or any of the transactions contemplated by or referred to therein.

                  11.12. Lien Subordination. The Company agrees, and each holder of Notes by accepting a Note agrees, any provision of this Agreement, the Notes or the Warrants to the contrary notwithstanding, that upon the request of the holders of Senior Indebtedness or their Representative, the holders of Note Indebtedness and the Collateral Agent shall enter into an appropriate intercreditor agreement or similar document with the holders of Senior Indebtedness or their Representative containing customary terms and conditions providing for, among other things, the Liens on the assets of the Company securing the Senior Indebtedness to be senior in priority to the Liens on the assets of the Company securing the Note Indebtedness, and restrictions on the exercise of remedies by the holders of Note Indebtedness; and shall amend the Security Agreement to conform with the terms of such intercreditor agreement.

         12. REGISTRATION RIGHTS.

                  12.1. Required Registrations.

                  (a) At any time after the earlier of December 31, 1998 or the closing of the Company's first Qualified Public Offering, holders of in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such holders having an aggregate offering price of at least $2,000,000 (based on the then current market price or fair value), provided that, to the extent the Company is eligible to effect a registration or qualification on Form S-3 (or any successor Form), the Company shall be entitled to use such Form S-3 in lieu of Form S-1 or S-2. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the holders of a majority of the Registrable Shares to be sold in such offering may designate the managing underwriter of such offering, such managing underwriter to be reasonably acceptable to the Company. In the event such registration is underwritten, the right of other holders of Registrable Shares to participate shall be conditioned on such other holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of Registrable Shares and all such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such holders may request in such notice of election, subject to the approval of the underwriter managing the offering as provided below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form), or Form S-3 (or any successor form) to the extent the Company is eligible to effect a registration or qualification on such Form S-3 and so elects, of all Registrable Shares which the Company has been requested to so register.

                  (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), holders of in the aggregate at least 35% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $500,000 (based on the current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of Registrable Shares and all such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such holders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

                  (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above or more than four registrations pursuant to paragraph (b) above, provided, however, that the Company's obligations shall be deemed satisfied only when a Registration Statement covering all shares of Registrable Shares specified in notices received as aforesaid (or such lower number of shares as the managing underwriter shall require under paragraph (e)), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto (other than shares provided for in over-allotment option(s)). In addition, the Company shall not be required to effect any registration (other than as to a public offering that is not underwritten on Form S-3 or any successor Form) within six months after the effective date of any other Registration Statement of the Company.

                  (d) Notwithstanding any other provision of this Agreement, the Company agrees that as soon as practicable after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), the Company shall prepare and file with the Commission a "shelf" registration statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision then in effect) covering all of the Registrable Securities. The Company shall use its best efforts to have the Shelf Registration Statement declared effective as soon as practicable after filing with the Commission and to keep the Shelf Registration Statement continuously effective through the third anniversary of the date on which the Shelf Registration Statement is declared effective. The Company agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration forms used by the Company for the Shelf Registration Statement or by the Securities Act, and the Company agrees to furnish to all holders of Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission. Each holder of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities held by such holder from the Shelf Registration Statement at any time prior to the effective date of the Shell Registration Statement. If any holder of Registrable Securities so elects, the offering of Registrable Securities pursuant to the Shelf Registration Statement shall be in the form of an underwritten offering. If they so elect, the holders of Registrable Securities participating in such Shelf Registration Statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and mangers to be used in connection with the offering.

                  (e) If at the time of any request to register Registrable Shares pursuant to this Section 12.1, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to
Section 12.2, subject to the limitations set forth therein, or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

                  (f) Notwithstanding any other provision of this Section 12.1, if the managing underwriter advises the holders of Registrable Shares initiating the registration in writing that marketing factors require a limitation of the number of shares to be underwritten, then the holders of Registrable Shares initiating the registration shall so advise all holders of Registrable Shares which would otherwise be included in the underwriting and the number of Registrable Shares that may be included in the underwriting shall be allocated among all such holders of Registrable Shares, including the holders of Registrable Shares initiating the registration, in proportion (as nearly as practicable) to the amount of Registrable Shares of the Company owned by each such holder. If the managing underwriter does not limit the number of Registrable Shares to be underwritten, the Company or other holders of securities of the company who have registration rights similar to those set forth in this Section 12.1 may include Common Stock for their respective accounts in such registration if the managing underwriter states that such inclusion would not adversely affect the offering of Registrable Shares and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited or reduced.

                  (g) Except as set forth in paragraph (d) above and except for Registration Statements on Form S-4 or Form S-8 or any successor thereto, the Company will not file with the Commission any other Registration Statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Subsection 12.1 until the completion of the period of distribution of the registration contemplated thereby; provided, however, that this limitation shall apply only to the two registrations pursuant to paragraph
(a) above.

                  12.2 Incidental Registration.

                  (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Subsection 12.1) at any time and from time to time, the Company will, prior to such filing, give written notice to all holders of Registrable Shares of its intention to do so and, upon the written request of any holder or holders of Registrable Shares given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such holder or holders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such holder or holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Subsection 12.2 without obligation to any holder of Registrable Shares.

                  (b) In connection with any offering under this Subsection 12.2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company on an as if-converted basis. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

                  12.3 Registration Procedures.

                  (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for 120 days;

                  (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Shares covered by such Registration Statement in accordance with the sellers' intended method of disposition set forth in such Registration Statement for such period;

                  (iii) as expeditiously as possible furnish to each selling holder of Registrable Shares such reasonable numbers of copies of the Registration Statement and the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such selling holder; and

                  (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or "Blue Sky" laws of such states as each selling holder of Registrable Shares shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable each such selling holder of Registrable Shares to consummate the public sale or other disposition in such states of the Registrable Shares owned by such selling holder; provided, however, that the Company shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                  (v) immediately notify each seller of Registrable Shares and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (vi) if the offering is underwritten and at the request of any seller of Registrable Shares, use its best efforts to furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such Registration Statement has become effective under the Securities Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the Registration Statement' the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or schedules or other financial or statistical data contained therein) and (3) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                  (vii) make available for inspection by each seller of Registrable Shares, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, in connection with such Registration Statement.

                  (b) If the Company has delivered preliminary or final prospectuses to the selling holders of Registrable Shares and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall immediately notify such selling holders and, if requested, such selling holders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide all selling holders of Registrable Shares with revised prospectuses and, following receipt of the revised prospectuses, the selling holders shall be free to resume making offers of the Registrable Shares. The Company shall be obligated to keep the Registration Statement effective for a period of additional days equal to the number of days during which the holders were required to cease making offers pursuant to this paragraph.

                  12.4 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the holders of Registrable Shares who requested such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to such holders after the date on which such registration was requested) and if such requesting holders elect not to have such registration counted as a registration requested under Subsection 12.1, the requesting holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 12 including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling holders of Registrable Shares to represent such selling holders, state "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of any selling holder's own counsel (other than the counsel selected to represent all selling holders of Registrable Shares).

                  12.5. Indemnification.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, each officer and director of such seller and underwriter, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter; officer or director or controlling person may become subject under the Securities Act, the Exchange Act, state securities or "Blue Sky" laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of or are based upon any violation or alleged violation by the Company of the Securities Act or Exchange Act or any state securities laws or any regulation promulgated under any of them; and the Company will reimburse such seller, underwriter, each officer and director and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, officer, director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), each other seller of Registrable Shares and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter, other seller of Registrable Shares or controlling person may become subject under the Securities Act, Exchange Act, state securities or "Blue Sky" laws or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholder hereunder shall be limited to an amount equal to the proceeds received by such seller from the sale of Registrable Shares covered by such Registration Statement and sold as contemplated therein; and further provided, however, that in the event of an underwritten offering of capital stock of the Company initiated by the Company in which any holders sell Registrable Shares pursuant to Subsection 12.2, the foregoing indemnity agreement is subject to the condition that, insofar that it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the final prospectus, such indemnity agreement shall not inure to the benefit of (i) the Company and (ii) any seller of Registrable Shares, if there is no underwriter, if copy of the final prospectus was not furnished to the person or entity asserting the loss, claim, damage or liability at or prior to the time such furnishing is required by the Securities Act.

                  (c) Each party entitled to indemnification under this Subsection 12.5 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld) and provided, further that an omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Subsection 12.5 and shall only relieve it from any liability which it may have to such indemnified party under this Subsection 12.5 if and to the extent the indemnifying party is prejudiced by such omission. The indemnified party may participate in such defense at such party's expense; provided, however, that the indemnifying party shall pay such expense if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between the indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any officer or director of any holder or any controlling person of any such holder, makes a claim for indemnification pursuant to this Subsection 12.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Subsection 12.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Subsection 12.5; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  12.6 Special Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Subsection 12.1(a), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

                  12.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 12.

                  12.8 "Stand-Off" Agreement. Each holder of Registrable Securities, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such holder for a specified period of time (not to exceed 90 days) following the effective date of a Registration Statement; provided, that such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing' restriction until the end of the stand-off period.

                  12.9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of holders holding at least a majority of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any registration filed under Subsections 12.1 or 12.2, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms no more favorable than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to December 31, 1998; provided, however, that the Company shall not enter into any agreement with such holder or prospective holder that would give such holder or prospective holder registration rights with respect to securities of the Company other than shares of Common Stock issued by the Company or issued or issuable upon conversion of convertible securities or exercise of warrants to purchase capital stock of the Company.

                  12.10. Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under
Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         13. DEFINITIONS.

         As used herein the following terms have the following respective meanings:

                  "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary (or such Person is merged into the Company or a Subsidiary) or assumed in connection with the acquisition of properties or assets from any such Person and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition.

                  "Affiliate" except as otherwise defined in this Agreement, means with respect to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person, provided that, for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agreement" means this Agreement, as amended, modified or supplemented from time to time, together with any exhibits, schedules or other attachments thereto.

                  "Applicable Converted Note Rate" means a rate of interest per annum equal to the lesser of (i) ten percent (10%) and (ii) the Base Rate plus three and one-half percent (3 1/2%). The term "Base Rate" as used herein shall mean the rate of interest announced from time to time by The First National Bank of Boston at its main office in Boston, Massachusetts as its Base Rate.

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive Scheduled principal payment of such Indebtedness multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

                  "beneficial owner" has the meaning ascribed thereto in Rules 13d-3 and 13d-5 promulgated by the Commission under the Exchange Act, except that a person shall be deemed to be the beneficial owner of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time; and the terms "beneficial ownership" and "beneficially owns" have meanings correlative to the foregoing.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which commercial banking institutions in Boston, Massachusetts are authorized or required to be closed.

                  "Capital Lease Obligations" of a Person means any obligation which is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with GAAP; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

                  "Capitalized Leases" means leases which are required to be capitalized on the balance sheet of the Company in accordance with GAAP.

                  "Cash Equivalents" means: (i) marketable obligations issued or unconditionally guaranteed by the United States government, in each case maturing within 360 days after the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 360 days after the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than 360 days after the date of acquisition thereof, issued by a corporation organized under the laws of any state of the United States or of the District of Columbia and, at the time of acquisition, having a rating in one of the two highest rating categories obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iv) money market funds whose investments are made solely in securities described in clause (i) maturing within one (1) year after the date of acquisition thereof; (v) certificates of deposit maturing within 360 days after the date of acquisition thereof, issued by any commercial bank that is a member of the Federal Reserve System that has capital, surplus and undivided profits (as shown on its most recent statement of condition) aggregating not less than $100,000,000 and is rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation; and (vi) repurchase agreements entered into with any commercial bank of the nature referred to in clause (i), secured by a fully perfected Lien in any obligation of the type described in any of clauses (i) through (v), having a fair market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation thereunder of such commercial bank.

                  "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner", directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company; (ii) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any "person" (as such term is used in Section 13(d) or 14(d) of the Exchange Act), provided that the foregoing shall not apply to the granting of Liens on such assets to the extent permitted by this Agreement; or (iii) the Company consolidates with or merges into another corporation or any Person consolidates with or merges into the Company, in either event pursuant to a transaction in which either (A) the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property (other than any such transaction where the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation which is neither Redeemable Stock nor Exchangeable Stock) or (B) the holders of a majority of the voting power of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, less than a majority of the voting power of the Voting Stock of the surviving corporation immediately after such transaction.

                  "Closings" shall mean the First Closing and the Second Closing; and "Closing" shall mean either of the Closings.

                  "Closing Dates" shall mean the First Closing Date and the Second Closing Date; and "Closing Date" shall mean either of the Closing Dates.

                  "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, as amended from time to time.

                  "Collateral Agent" means Triumph-Connecticut Limited Partnership, in its capacity as collateral agent for the holders from time to time of the Note Indebtedness.

                  "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means the common stock, $0.00004 par value per share, of the Company and any shares of Capital Stock of the Company into which such shares may be exchanged or converted pursuant to any recapitalization, or reclassification of the Company's Capital Stock.

                  "Company" has the meaning ascribed thereto in the introduction hereof.

                  "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

                  "Environment" means soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata and ambient air.

                  "Environmental Law(s)" means and includes any environmental or health and safety-related law, regulation, rule, ordinance, or legally enforceable requirement at the foreign, federal, state, or local level.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, as amended from time to time.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchangeable Stock" means any Capital Stock which is exchangeable or convertible into another security (other than Capital Stock of the Company which is neither Exchangeable Stock nor Redeemable Stock).

                  "Feverall Acquisition" means the acquisition by the Company from Upsher-Smith Laboratories, Inc. of its Feverall and Acetaminophen Uniserts Suppository product lines and Acetaminophen Sprinkle Caps product lines pursuant to terms and conditions approved by the Board of Directors of the Company.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are applicable as of the date of determination; provided, however, that these definitions and all ratios and calculations contained in any covenants set forth in this Agreement shall be determined in accordance with GAAP as in effect and applied by the Company on the Issue Date, consistently applied.

                  "Governmental Authority" means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

                  "Guarantee" means the guarantee by a Guarantor of the Company's obligations under the Notes.

                  "Guarantor" means any Person who becomes a Guarantor by execution of a supplement to this Agreement pursuant to Subsection 8.9 hereof, and any of their respective successors or assigns.

                  "Hazardous Materials" means and includes any hazardous waste, hazardous material, hazardous substance, petroleum product, oil, toxic substance, pollutant, contaminant, or other human health or safety, as defined or regulated under any Environmental Law.

                  "Hazardous Waste" means and includes any hazardous waste as defined or regulated under any Environmental Law.

                  "Incurrence" means the incurrence, creation, assumption, issuance, guarantee of the payment of, or in any other manner becoming liable with respect to, the payment of, any Indebtedness. "Incur" and "Incurred" shall have a comparable meaning.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments (including purchase money obligations) for payment of which such Person is responsible or liable;
(ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance, securities purchase facility or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit; (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (vii) Redeemable Stock of such Person; provided, however, that Indebtedness will not include endorsements of negotiable instruments for collection in the ordinary course of business.

                  "Initial Qualified Public Offering Price" means the per share price of Common Stock at the time it is first sold by the Company pursuant to a Qualified Public Offering.

                  "Insolvency or Liquidation Proceeding" means, with respect to any Person, (i) any insolvency or bankruptcy or similar case or proceeding, or any reorganization, receivership, liquidation, dissolution or winding up of such Person, whether voluntary or involuntary, or (ii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

                  "Interest Differential" means, with respect to any Insolvency or Liquidation Proceeding involving the Company, the difference between the rate of interest on the Notes and the rate of interest on the Senior Indebtedness immediately prior to the commencement of such

Insolvency or Liquidation Proceeding, excluding in each case any increase in the rate of interest resulting from any default or event of default.

                  "Investment" in any Person means any loan or advance to, any acquisition of Capital Stock of, equity interest in, obligation or other security of, or capital contribution to or other investment in, such Person.

                  "IRS" means the Internal Revenue Service or any successor agency.

                  "Lien" means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, trust receipt or other title retention agreement with respect to any Property or asset of such Person.

                  "Material Adverse Effect" means, any material adverse effect on the financial condition, assets, business or results of operations of the Company and its Subsidiaries, if any, taken as a whole.

                  "Net Proceeds" means, with respect to a specified transaction, total cash proceeds net of all customary legal expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP as a consequence of, and in connection with, such transaction.

                  "Non-Convertible Capital Stock" means, with respect to any corporation, any nonconvertible Capital Stock of such corporation and any Capital Stock of such corporation convertible solely into nonconvertible common stock of such corporation which is not Redeemable Stock or Exchangeable Stock; provided, however, that Non-Convertible Capital Stock does not include any Redeemable Stock or Exchangeable Stock.

                  "Officer" means, with respect to any corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of such corporation.

                  "Officers' Certificate" means a certificate executed on behalf of the Company by (a) the Chairman of the Board of Directors (if an officer) or the President or one of the Vice Presidents of the Company and (b) the Treasurer or one of the Assistant Treasurers or the Secretary or one of the Assistant Secretaries of the Company.

                  "Operating Lease" shall mean, as applied to any Person, any lease with respect to which such Person is the lessee (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a lease which is required to be classified and accounted for as a capital lease on the face of the balance sheet of such Person prepared in accordance with GAAP.

                  "Permitted Investments" means: (i) certificates of deposit with a maturity of one year or less issued by U.S. commercial banks having capital and surplus in exams of $100.0 million; (ii) commercial paper with a minimum rating of Al and/or Pl by Standard & Poor's Corporation and/or Moodys Investors Service, Inc., respectively; (iii) direct obligations of the United States or of a United States agency with a maturity of one year or less; (iv) shares of money market mutual or similar funds having assets in excess of $100.0 million; and (v) Investments by the Company in Wholly-Owned Subsidiaries.

                  "Permitted Liens" means, with respect to any Person, (i) pledges or deposits by such Person under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), utility services or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. Government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent and incurred in the ordinary course of such Person's business; (ii) Liens determined by law, such as carriers' warehousemen's, mechanics' and bankers' Liens and incurred in the ordinary course of such Person's business; (iii) Liens for taxes not yet subject to penalties for non-payment or which are being contested in good faith and by appropriate proceedings, if adequate reserve, as may be required by GAAP, shall have been made therefor; (iv) Liens in favor of issuers of surety bonds (other than to satisfy any judgment or judgments) issued pursuant to the request of and for the account of such Person in the ordinary course of its business; (v) survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties and incurred in the ordinary course of such Person's business; (vi) Liens securing the Senior Indebtedness; (vii) Purchase Money Liens and Capitalized Leases securing Indebtedness permitted under Section 8.2(b) of this Agreement; and (viii) Liens granted in favor of Upsher-Smith Laboratories, Inc. or its affiliates on those assets acquired by the Company pursuant to the Feverall Acquisition.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Post-Petition Interest" means, with respect to any Indebtedness of any Person, all interest which would accrue on such Indebtedness after the commencement of any Insolvency or Liquidation Proceeding against such Person in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing or governing such Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowable as a claim in such Insolvency or Liquidation Proceeding.

                  "Preferred Stock" means, with respect to the Borrower, the Series A Preferred, the Series B Preferred, the Series D Preferred, the Series E Preferred, the Series F Preferred, and any other Capital Stock of any class or classes (however designated) of the Corporation which is preferred, as to the payment of dividends or as to the dissolution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Primsol Solution Final FDA Approval" means the final approval of the FDA for the manufacturing, labeling, marketing, sale and distribution of the Company's Primsol Solution product for the clinical indications of both (i) otitis media and (ii) urinary tract infection in patients over 12 years of age.

                  "Principal Purchaser" has the meaning ascribed thereto in the introduction hereof.

                  "Principal Purchaser's Special Counsel" means Goodwin, Procter & Hoar LLP, a limited liability partnership including professional corporations, acting as special counsel to the Principal Purchaser in connection with the transactions contemplated hereunder.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Purchase Money Liens" means Liens to secure the payment of all or any part of the purchase price of assets or property acquired by the Company in the ordinary course, provided that each such Lien shall at all times be confined to the property or assets so acquired.

                  "Purchaser" except as defined elsewhere in this Agreement, means any purchaser listed on the signature pages hereto.

                  "Purchasers" except as defined elsewhere in this Agreement, has the meaning ascribed thereto in the introduction hereof.

                  "Put Note" means any promissory note issued by the Company in connection with the exercise by any holder of Warrants of a Put Right (as defined in the Warrants).

                  "Put Purchase Date" means each date on which the Company shall be obligated under the terms of the Warrants to repurchase any of the Warrants pursuant to an exercise by any holder of Warrants of a Put Right (as defined in the Warrants).

                  "Qualified Public Offering" means an underwritten public offering of the Common Stock of the Company, for the account of the Company, pursuant to an effective registration statement filed pursuant to the Securities Act, in which the gross proceeds to the Company are not less than $15,000,000.

                  "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed prior to the first anniversary of the Stated Maturity of the Notes or is redeemable at the option of the holder thereof any time prior to the first anniversary of the Stated Maturity of the Notes.

                  "Redemption Date" or "redemption date" means the Stated Maturity Date of the Notes and such earlier date or dates as may be specified in any notice of optional redemption of the Company delivered in accordance with Subsection 6.5 hereof.

                  "Refinancing Indebtedness" shall have the meaning assigned to it in the definition of Permitted Indebtedness.

                  "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon exercise or conversion of any share of the Preferred Stock, any of the Series D Common Warrants, the Series E Common Warrants, the Series F Common Warrants or the Warrants, (ii) the shares of Common Stock issued or issuable upon the purchase by any holder of Preferred Stock, Series D Common Warrants, Series D Preferred Warrants, Series E Common Warrants or Series F Common Warrants pursuant to the conversion or exercise of any such holder's "first refusal right" under Section 7.3 of the Series F Financing Agreement,
(iii) the shares of Common Stock issued or issuable upon the purchase by any holder of Warrants pursuant to the conversion or exercise of any such holder's Pre-emptive Right, and (iv) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 9 of the Series F Financing Agreement is not entitled to the registration rights provided by
Section 8 of the Series F Financing Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares or certain Registrable Shares, or a certain number of Registrable Shares or certain Registrable Shares, the determination of such percentage or number shall include shares of Common Stock issuable upon conversion of the Preferred Stock.

                  "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the Environment.

                  "Reorganization Securities" means, with respect to any Insolvency or Liquidation Proceeding involving the Company, Capital Stock or other securities of the Company as reorganized or readjusted (or Capital Stock or any other securities of any other Person (other than a Subsidiary of the Company, unless the Company is no longer in existence and such Subsidiary is the successor to the Company)), provided for by a plan of reorganization or readjustment and the payment of all of which Capital Stock or other securities is subordinated, at least to the same extent as the Notes, to the payment of all outstanding Senior Indebtedness after giving effect to such plan of reorganization or readjustment; provided, however, that (i) if Capital Stock, such securities shall have no mandatory repurchase, redemption, prepayment, sinking fund, or dividend obligations prior to six months following the final scheduled maturity date of all Senior Indebtedness (as modified by such plan of reorganization or readjustment) and (ii) if debt securities: (A) such securities shall not provide for amortization (including sinking fund and mandatory redemption, repurchase, retirement, defeasance or prepayment provisions) commencing prior to six months following the final scheduled maturity of all Senior Indebtedness of the Company (as modified by such plan of reorganization or readjustment); (B) if the rate of interest on such securities is fixed, such rate of interest shall not exceed the greater of (1) the rate of interest on the Notes and (2) the sum of the rate of interest on the Senior Indebtedness on the effective date of such plan of reorganization or readjustment and the Interest Differential; (C) if the rate of interest on such securities floats, such rate of interest shall not exceed at any time the sum of the interest rate on the Senior Indebtedness at such time and the Interest Differential; (D) such securities shall not have covenants or default provisions materially more burdensome to the Company than those in effect with respect to the Notes as of the date of issuance of such securities; and (E) no Subsidiary of the Company (or any successor to the Company) has any obligation, direct or indirect, to make, grant or Incur any Lien securing any payment or distribution of any kind in respect of any Reorganization Securities.

                  "Representative" means, with respect to the Senior Indebtedness, the agent or other representative(s), if any, of holders of such Senior Indebtedness.

                  "Restricted Payment" means, with respect to any Person, without duplication: (i) any dividend or other distribution, whether in cash or in Property or securities, declared or paid on any shares of such Person's Capital Stock, or the making by such Person or any of its subsidiaries of any other distribution in respect of, such Person's Capital Stock or any warrants, rights or options to purchase or acquire shares of any class of such Capital Stock; (ii) the redemption, repurchase, retirement or other acquisition for value by such Person or any of its subsidiaries, directly or indirectly, of such person's Capital Stock; (iii) any payment to purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness (other than Senior Indebtedness); and (iv) any Investment other than Permitted Investments.

                  "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                  "Rule 144A" means Rule 144A as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

                  "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as amended.

                  "Security Documents" means the Security Agreement and such other agreements, instruments, financing statements and documents in form and substance satisfactory to the Principal Purchaser as the Principal Purchaser may reasonably request that the Company execute and deliver, to provide for the Collateral Agent to obtain, for the ratable benefit of the holders of the Note Indebtedness, valid and enforceable perfected Liens on substantially all of the Company's properties and assets as security for the Note Indebtedness, and all amendments, waivers, modifications and refinancings thereof.

                  "Senior Indebtedness" shall mean Indebtedness of the Company to one or more banks or other financial institutions in an aggregate principal amount not in excess of $6,000,000 at any time outstanding, plus interest and fees with respect thereto, which Indebtedness by its terms is senior to the Indebtedness of the Company under and in respect of the Notes and this Agreement.

                  "Series A Preferred" means the 800,000 shares of Series A Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding on the First Closing Date, each of which shares is convertible into one (1) share of Common Stock.

                  "Series B Preferred" means the 399,999 shares of Series B Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding on the First Closing Date, all of which shares are convertible on an aggregate basis into 415,565 shares of Common Stock.

                  "Series D Common Warrants" means warrants outstanding on the First Closing Date to purchase 238,572 shares of Common Stock.

                  "Series D Preferred" means (i) the 1,359,522 shares of Series D Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding on the First Closing Date, and (ii) the 40,067 shares of Series D Convertible Preferred Stock, $.00004 par value per share, of the Company issuable upon exercise of the Series D Preferred Warrants, each of which shares is convertible into one (1) share of Common Stock.

                  "Series D Preferred Warrants" means warrants outstanding on the First Closing Date to purchase 40,067 shares of Series D Preferred.

                  "Series E Common Warrants" means warrants outstanding on the First Closing Date to purchase 122,228 shares of Common Stock.

                  "Series E Preferred" means the 733,371 shares of Series E Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding on the First Closing Date, each of which shares is convertible into one (1) share of Common Stock.

                  "Series F Common Warrants" means warrants to purchase up to an aggregate of 923,077 shares of Common Stock issued or issuable by the Company as part of the Series F Financing.

                  "Series F Financing" means the issuance and sale by the Company of up to an aggregate of 2,353,848 shares of Series F Preferred and Series F Common Warrants to purchase up to an aggregate of 923,077 shares of Common Stock, pursuant to the Series F Financing Agreement.

                  "Series F Financing Agreement" means the Series F Convertible Preferred Stock and Warrant Purchase Agreement by and among the Company and the purchasers parties thereto, dated as of June 28, 1996, as the same may be amended or supplemented from time to time.

                  "Series F Preferred" means up to an aggregate of 2,353,848 shares of Series F Convertible Preferred Stock, $.00004 par value per share, of the Company issued or issuable by the Company as part of the Series F Financing.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision.

                  "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of the total Voting Stock (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. When used herein without reference to any Person, Subsidiary means a Subsidiary of the Company.

                  "Threat of Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the Environment which may result from such Release.

                  "Transaction Documents" means, collectively, this Agreement, the Notes, the Warrants, the Security Documents and the Third Amended and Restated Voting Rights Agreement.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Persons (irrespective of whether or not at the time, stock of any class or classes will have, or might have, voting power by the reason of the happening of any contingency).

                  "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

         In addition to the foregoing, the following terms are defined in the following Subsections of this Agreement:

         Term                               Defined in Subsection

         "Affiliate Transaction"             8.2(d)
         "Approvals"                         3.1(n)
         "Bankruptcy Law"                    9.1
         "Change of Control Offer"           6.6(a)
         "Change of Control Purchase Date"   6.6(b)(ii)
         "Charter Documents"                 3.1(e)
         "Change Date"                       6.6
         "Closing Fee"                       3.1(q)
         "Converted Notes"                   6.7(a)
         "Current Affiliate"                 4.12(b)
         "Custodian"                         9.1
         "Declaration"                       9.2
         "Default Amount"                    9.2
         "Employee Program"                  4.12(a)
         "ERISA Affiliate"                   4.112(b)
         "Event of Default"                  9.1
         "FDA"                               4.33
         "Financial Statements"              4.23
         "First Closing"                     2.1
         "First Closing Date"                2.1
         "Illegal Transfer Notice"          10.2
         "Indemnified Party" and
              "Indemnified Parties"         14.1
         "Intellectual Property"             4.24
         "License(s)"                        4.5
         "Losses"                           14.1
         "Multiemployer Plan"                4.12(d)
         "New Securities"                    7.2(b)
         "Nonpayment Default"               11.3
         "Note Indebtedness"                11.1
         "Notes"                             1.1
         "Payment Blockage Notice"          11.3

         "Payment Default"                  11.3
         "Pre-emptive Right"                 7.2
         "Qualified Public Offering
               Conversion"                   6.7(a)
         "Qualified Public Offering
               Date"                         6.7(a)
         "Qualified Public Offering
               Redemption"                   6.7(a)
         "Repurchase Date"                   7.1
         "Restricted Security"              10.2
         "Scientists"                        4.24
         "Second Closing"                    2.2
         "Second Closing Date"               2.2
         "Series A Warrants"                 1.2
         "Series B Warrants                  1.2
         "Special Repurchase Right"          7.1
         "Stated Maturity Date of the
               Converted Notes"              6.7(d)
         "Stated Maturity Date of the
               Notes"                        6.1
         "Taxes"                             4.25
         "Warrants"                          1.2


         14.  MISCELLANEOUS.

                  14.1. Indemnification; Expenses, Etc.

                  (a) In addition to any and all obligations of the Company to indemnify the Purchasers hereunder or under the other Transaction Documents, the Company agrees, without limitation as to time, to indemnify and hold harmless each Purchaser and its Affiliates, and the employees, officers, directors, and agents of each Purchaser and its Affiliates (individually, an "Indemnified Party" and, collectively the "Indemnified Parties") from and against any and all losses, claims, damages, liabilities, costs (including the costs of preparation and attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") incurred or suffered by an Indemnified Party in connection with any proceeding against the Company or any Indemnified Party brought by any third party arising out of or in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken in connection herewith or therewith (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated and whether or not any Indemnified Party is a formal party to any Proceeding; provided, however, that the Company shall not be liable for any losses resulting from action on the part of any Indemnified Party which is finally determined in such proceeding to be wrongful or which is an act of gross negligence, recklessness, or willful misconduct by such Indemnified Party. The Company agrees promptly to reimburse any Indemnified Party for all such Losses as they are incurred or suffered by such Indemnified Party. Except as otherwise provided herein, the Company agrees (for the benefit of each Purchaser) to pay, and to hold each Purchaser harmless from and against, all costs and expenses (including, without limitation, attorneys' fees, expenses and disbursements), if any, in connection with the enforcement against the Company, as the case may be, of this Agreement or any other Transaction Document or any other agreement or instrument furnished pursuant hereto or thereto or in connection herewith or therewith in any action in which the Purchaser attempting to enforce any of the foregoing shall prevail.

                  (b) If any Indemnified Party is entitled to indemnification hereunder, such Indemnified Party shall give prompt notice to the Company of any claim or of the commencement of any proceeding against the Company or any Indemnified Party brought by any third party with respect to which such Indemnified Party seeks indemnification pursuant hereto; provided, however, that the failure so to notify the Company shall not relieve the Company from any obligation or liability except to the extent the Company is prejudiced by such failure. The Company shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the expense of the Company, the defense of any such claim or proceeding with counsel reasonably satisfactory to such Indemnified Party. The Indemnified Party or Parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such Indemnified Party or Parties of a release, in form and substance satisfactory to the Indemnified Party or Parties, from all liability in respect of such claim, litigation or proceeding.

                  (c) In addition to any other obligations of the Company to indemnify the Purchasers herein or pursuant to any of the Transaction Documents or any other agreements or documents executed and delivered in connection therewith, the Company will pay, and will save each Purchaser and each other holder of any of the Notes or Warrants harmless from liability for the payment of all expenses arising in connection with such transactions, including, without limitation: (a) all document production and duplication charges and the reasonable fees, charges and expenses of the Principal Purchaser's Special Counsel (whether arising before or after any Closing Date), the transactions contemplated hereby and any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or proposed consent granted; (b) the costs of obtaining a private placement number from Standard & Poor's Corporation for the Notes; (c) the costs and expenses, including attorneys' fees, incurred by any Purchaser in enforcing any rights under this Agreement or in responding to any subpoena or other legal process issued in connection with this Agreement or the transactions contemplated hereby or thereby or by reason of such Purchaser's having acquired the Notes or Warrants, including without limitation costs and expenses incurred by such Purchaser in any bankruptcy case; (d) the cost of delivering to such Purchaser's principal office, insured to its satisfaction, the Notes and Warrants delivered to such Purchaser hereunder and any Notes Warrants or Common Stock delivered to such Purchaser upon any substitution of any of the Notes or Warrants pursuant to the terms of this Agreement or the Transaction Documents and of such Purchaser's delivering any Notes, Warrant certificates or Common Stock certificates, insured to its satisfaction, upon any such substitution; and
(e) the reasonable documented out-of-
pocket expenses incurred by such Purchaser in connection with such transactions and any such amendments or waivers.

                  14.2. Survival of Representations and Warranties; Severability. All representations and warranties contained in this Agreement or the Transaction Documents or made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement or the Transaction Documents shall survive, for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement, any investigation at any time made by any Purchaser or on such Purchaser's behalf, the purchase of the Notes and Warrants by the Purchasers under this Agreement and any disposition of or payment on the Notes or Warrants. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  14.3. Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Company, the holders of a majority of the principal amount of the Notes and the holders of a majority of the Warrants.

                  14.4. Notices, Etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to a Purchaser, at the address specified on such Purchaser's signature page attached hereto or such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Note or Warrant or any part thereof, at such address as such other holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Note or Warrant or part thereof who has furnished an address to the Company, or (c) if to the Company, at its address set forth at the beginning of this Agreement, to the attention of the Chief Executive Officer, or at such other address, or to the attention of such other Officer, as the Company shall have furnished to the Purchasers and each such other holder in writing. This Agreement and the other Transaction Documents and all documents delivered in connection herewith or therewith embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. Any notice hereunder shall be deemed effective three (3) Business Days following deposit with the U.S. Mail and one (1) Business Day following deposit with a nationally recognized overnight courier, each as provided above.

                  14.5. Successors and Assigns. Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all other parties. The terms and provisions of this Agreement, and the other

Transaction Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of the Purchasers, and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Purchasers shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof. In connection therewith, such transferee or assignee may disclose all documents and information which such transferee or assignee now or hereafter may have relating to any of the Notes or Warrants or any part thereof, this Agreement, the other Transaction Documents, the Company, any other Persons referred to herein or any of the business of any of the foregoing entities.

                  14.6. Descriptive Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  14.7. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement or the other Transactions Documents required to be satisfactory to the Purchasers or to the holders the Notes or the Warrants, the determination of such satisfaction shall be made by the Principal Purchaser or such other Persons holding a majority in aggregate principal amount of the Notes or a majority of the Warrants, as the case may be, outstanding at such time; provided, that nothing contained in this Section 14.7, shall be deemed to modify or limit (i) the right of each holder of Notes and Warrants to require that the Company repurchase, redeem or convert any of the Notes and Warrants held by such holder upon the occurrence of certain events as provided in this Agreement and the other Transaction Documents, or (ii) any other right or remedy which is, by the terms of this Agreement or the other Transaction Documents, exercisable independently by each holder of Notes or Warrants.

                  14.8. GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND WARRANTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

                  14.9. Service of Process. The Company (a) hereby irrevocably submits itself to the jurisdiction of the state courts of The Commonwealth of Massachusetts and to the jurisdiction of the United States District Courts for the District of Massachusetts, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, the Notes, the Warrants or any part or parts thereof, the other Transaction Documents or the subject matter hereof or thereof brought by any Purchaser or its successors or assigns and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The Company hereby consents to service of process by registered mail at the address to which notices are to be given. The Company agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the Purchasers. Final judgment against the Company in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Company therein described or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that a Purchaser may at its option bring suit or institute other judicial proceedings against the Company or any of the Company's or its assets in any state or federal court of the United States or in any country or place where the Company or such assets may be found.

                  14.10. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  14.11. No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another agreement, indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such agreement, indenture, loan or debt agreement may not be used to interpret this Agreement.




                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                          SECURITIES PURCHASE AGREEMENT
                             SUBORDINATED NOTES AND
                        WARRANTS TO PURCHASE COMMON STOCK
                             COMPANY SIGNATURE PAGE


         IN WITNESS WHEREOF, the undersigned, being duly authorized, has executed this Agreement on behalf of the Company as of the date first above written.

ASCENT PEDIATRICS, INC.


         By:    /s/ Alan R. Fox
                -------------------
         Name:  Alan R. Fox
         Title: President and Chief Executive Officer

                                                                Exhibit 10.11

                            SUBORDINATED NOTES AND
                      WARRANTS TO PURCHASE COMMON STOCK
                           PURCHASER SIGNATURE PAGE



Accepted and agreed as of the
date first written above:                               Aggregate Purchase Price to be
                                                        paid by Purchaser at First Closing:             $1,685,714.29

TRIUMPH-CONNECTICUT LIMITED                             Credit for Closing Fee owed to
 PARTNERSHIP                                            Purchaser at First Closing:                     $  (33,714.29)

By:    /s/ Thomas W. Janes                              Net Purchase Price to be paid
   -----------------------                              by Purchaser at First Closing:                  $1,652,000.00
Name:  Thomas W. Janes
Title: Managing Director
                                                        Principal amount of Notes to
                                                        be purchased by Purchaser at
Address:        c/o Triumph Capital                     First Closing:                                  $1,685,714.29
                Group, Inc.
                60 State Street, 21st Floor             Shares of Common Stock
                Boston, MA 02109                        issuable upon exercise of
                                                        Series A Warrants to be issued
Telephone:      (617) 557-6000                          to Purchaser at First Closing:                     222,545
Telecopy:       (617) 557-6020                                                                         --------------

                                                        Aggregate Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $4,214,285.71
Tax ID No.:     04-3183699
                                                        Credit for Closing Fee owed to
                                                        Purchaser at Second Closing:                    $  (84,285.71)

                                                        Net Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $4,130,000.00

                                                        Principal amount of Notes to
                                                        be purchased by Purchaser at
                                                        Second Closing:                                 $4,214,285.71

Wire Transfer Instructions:
                                                        Shares of Common Stock
Bank Name:      Bank of Boston - Connecticut            issuable upon exercise of
ABA No.:        011-100805                              Series A Warrants to be issued
Acct Name:      Triumph-Connecticut                     to Purchaser at Second Closing:                    333,818
                Limited Partnership                                                                     --------------

Acct No.:       502-431-63                              Shares of Common Stock
Contact:        Nancy Labbe, Inst. Banking              issuable upon exercise of
Reference:      Ascent Notes                            Series B Warrants to be issued
                                                        to Purchaser at Second Closing:                    216,363
                                                                                                        --------------


                        SECURITIES PURCHASE AGREEMENT
                            SUBORDINATED NOTES AND
                      WARRANTS TO PURCHASE COMMON STOCK
                           PURCHASER SIGNATURE PAGE


Accepted and agreed as of the
date first written above:                               Aggregate Purchase Price to be
                                                        paid by Purchaser at First Closing:             $285,714.29
/s/ John D. Howard
------------------                                      Credit for Closing Fee owed to
John D. Howard                                          Purchaser at First Closing:                     $ (5,714.29)

        --and--                                         Net Purchase Price to be paid
                                                        by Purchaser at First Closing:                  $280,000.00
/s/ Lauren R. Howard
--------------------                                    Principal amount of Notes to
Lauren R. Howard                                        be purchased by Purchaser at
                                                        First Closing:                                  $285,714.29
Address:
                80 Irving Place
                New York, NY 10003                      Shares of Common Stock
                                                        issuable upon exercise of
                                                        Series A Warrants to be issued
Telephone:      (212) 475-4786                          to Purchaser at First Closing:                    37,719
Telecopy:       (212) 358-0970                                                                          -----------

                                                        Aggregate Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $714,285.71
John D. Howard's Tax ID No.:
        ###-##-####                                     Credit for Closing Fee owed to
                                                        Purchaser at Second Closing:                    $(14,285.71)
Lauren R. Howard's Tax ID No.:
        ###-##-####                                     Net Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $700,000.00

                                                        Principal amount of Notes to
Wire Transfer Instructions:                             be purchased by Purchaser at
                                                        Second Closing:                                 $714,285.71

Bank Name:      Chase Manhattan Bank
ABA No.:        021-000021                              Shares of Common Stock
For Credit to:  Goldman Sachs & Co.                     issuable upon exercise of
Acct No.:       930-1-011-483                           Series A Warrants to be issued
F/F/C:          John D. Howard and                      to Purchaser at Second Closing:                   56,579
                Lauren R. Howard                                                                        -----------
Acct No:        001-35498-4                             Shares of Common Stock
Contact:        Gerald C. McNamara                      issuable upon exercise of
Telephone:      (212) 902-8904                          Series B Warrants to be issued
Reference:      Ascent Notes                            to Purchaser at Second Closing:                   36,672
                                                                                                        ----------


                                                                                                                  -


                            SUBORDINATED NOTES AND
                       WARRANTS TO PURCHASE COMMON STOCK
                           PURCHASER SIGNATURE PAGE



Accepted and agreed as of the
date first written above:                               Aggregate Purchase Price to be
                                                        paid by Purchaser at First Closing:             $21,428.57

Frederick S. Moseley IV and E. Mark                     Credit for Closing Fee owed to
Noonan, as Trustees of the Triumph Capital              Purchaser at First Closing:                     $  (428.57)
Group, Inc. 401(k) Plan and Trust for the
account of Thomas W. Janes

By:    /s/ Frederick S. Moseley IV                      Net Purchase Price to be paid
       ---------------------------------------          by Purchaser at First Closing:                  $21,000.00
       Frederick S. Moseley IV, as Trustee

By:    /s/ E. Mark Noonan
       ---------------------------------------          Principal amount of Notes to
       E. Mark Noonan, as Trustee                       be purchased by Purchaser at
                                                        First Closing:                                  $21,428.57


                                                        Shares of Common Stock
                                                        issuable upon exercise of
                                                        Series A Warrants to be issued
Address:        c/o Triumph Capital                     to Purchaser at First Closing:                    2,829
                Group, Inc.                                                                            -----------
                60 State Street, 21st Floor
                Boston, MA 02109                        Aggregate Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $53,571.43
Telephone:      (617) 557-6000
Telecopy:       (617) 557-6020                          Credit for Closing Fee owed to
                                                        Purchaser at Second Closing:                    $ (1071.43)

Tax ID No.:     04-3081875                              Net Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $52,500.00

                                                        Principal amount of Notes to
Wire Transfer Instructions:                             be purchased by Purchaser at
                                                        Second Closing:                                 $53,571.43

Bank Name:      Chase Manhattan Bank
ABA No.:        021-000021                              Shares of Common Stock
For Credit to:  Donaldson, Lufkin & Jenrette            issuable upon exercise of
Acct No.:       930-1-032992                            Series A Warrants to be issued
F/F/C:          DLJ a/c #212-233266                     to Purchaser at Second Closing:                   4,243
                n/o Thomas W. Janes                                                                     ----------
Reference:      Ascent Notes                            Shares of Common Stock
                                                        issuable upon exercise of
                                                        Series B Warrants to be issued
                                                        to Purchaser at Second Closing:                   2,750
                                                                                                        ----------

                        SECURITIES PURCHASE AGREEMENT
                            SUBORDINATED NOTES AND
                      WARRANTS TO PURCHASE COMMON STOCK
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the
date first written above:                               Aggregate Purchase Price to be
                                                        paid by Purchaser at First Closing:             $ 7,142.85

                                                        Credit for Closing Fee owed to
                                                        Purchaser at First Closing:                     $  (142.85)

/s/ Duane E. Thurman                                    Net Purchase Price to be paid
-----------------------------------                     by Purchaser at First Closing:                  $ 7,000.00
Duane E. Thurman

                                                        Principal amount of Notes to
                                                        be purchased by Purchaser at
Address:                                                First Closing:                                  $ 7,142.85

                705 Newtown Road                        Shares of Common Stock
                Berwyn, PA 19312-2020                   issuable upon exercise of
                                                        Series A Warrants to be issued
Telephone:      (610) 293-1265                          to Purchaser at First Closing:                      943
Telecopy:       (610) 902-0577                                                                         -----------

                                                        Aggregate Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $17,857.15
Tax ID No.:     ###-##-####
                                                        Credit for Closing Fee owed to
                                                        Purchaser at Second Closing:                    $  (357.15)

                                                        Net Purchase Price to be paid
                                                        by Purchaser at Second Closing:                 $17,500.00

                                                        Principal amount of Notes to
                                                        be purchased by Purchaser at
                                                        Second Closing:                                 $17,857.15

Wire Transfer Instructions:
                                                        Shares of Common Stock
Bank Name:      CoreStates Bank, N.A.                   issuable upon exercise of
                                                        Series A Warrants to be issued
ABA No.:        031-000011                              to Purchaser at Second Closing:                   1,414
Acct Name:      Duane E. Thurman                                                                        ----------
Acct No.:       0045066053
Telephone:      (610) 687-9328                          Shares of Common Stock
Reference:      Accent Notes                            issuable upon exercise of
                                                        Series B Warrants to be issued
                                                        to Purchaser at Second Closing:                     917
                                                                                                        ----------


                 EXHIBIT A -- FORM OF SUBORDINATED SECURED NOTE


THIS NOTE WAS ISSUED WITH "ORIGINAL ISSUE DISCOUNT." THE TOTAL AMOUNT OF THE ORIGINAL ISSUE DISCOUNT IS ___% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS _______________, 199_ AND THE YIELD TO MATURITY ON THE ISSUE DATE IS ___%, COMPOUNDED QUARTERLY.


THIS NOTE AND THE INDEBTEDNESS REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH NOTE AND INDEBTEDNESS MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH NOTE AND INDEBTEDNESS WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.


                 SUBORDINATED SECURED NOTE DUE JANUARY 31, 2002


[$_________]                                                _____________, 199_
                                                                        Boston,
Massachusetts

         FOR VALUE RECEIVED, the undersigned, ASCENT PEDIATRICS, INC., a Delaware corporation (the "Company"), hereby promises to pay to ______________ or to its order or to such persons as it may designate from time to time (hereinafter referred to as the "Payee") the principal sum of ________________ DOLLARS ($_________).

         This Note is issued pursuant to and is entitled to the benefits of a Securities Purchase Agreement (the "Agreement"), dated as of the date hereof, between the Company and the Payee. Terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                  1. Maturity. This Note shall mature and the aggregate principal amount of this Note and all accrued interest shall be due and payable in full (without set-off, deduction or counterclaim) on January 31, 2002 (the "Stated Maturity Date") unless sooner prepaid or accelerated in accordance with the Agreement.

                  2. Interest. This Note shall not bear interest for the period from the date of issuance through January 31, 1999. This Note shall bear interest on the unpaid principal amount thereof from February 1, 1999 until the Stated Maturity Date, at the following rates:

(a) from February 1, 1999 through January 31, 2000, at a rate of seven percent per annum; (b) from February 1, 2000 through January 31, 2001, at a rate of eight percent per annum; and (c) from February 1, 2001 through the Stated Maturity Date, at a rate of nine percent per annum. Interest on the unpaid principal amount of this Note shall be computed on the basis of a 360-day year and the actual days elapsed, and shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on March 31, 1999, and upon any other payment of any principal amount of this Note.

                  3. Default Interest and Late Charges. In the event that any principal amount of this Note is not paid within five (5) days of when due and payable (whether at stated maturity, by acceleration or otherwise), the interest rate on such principal amount shall, notwithstanding anything herein or in the Agreement to the contrary and until all principal payments on this Note have been brought current, thereafter be increased by two percent (2%) per annum. Any interest not paid when due and payable shall thereafter be paid, on demand by the Payee, together with interest thereon at a rate of two percent (2%) per annum in excess of the rate set forth in Section 2 of this Note.

                  4. Payments. All payments of principal and interest on this Note and any other payment due hereunder or under the Agreement shall be made by the Company in accordance with the terms of the Agreement.

                  5. Optional Redemption. This Note may be redeemed at the option of the Company, in whole or from time to time in part, at any time and from time to time, without premium or penalty, in accordance with the terms of the Agreement.

                  6. Requirement that the Company Offer to Redeem the Note Following a Change of Control. Subject to the terms and conditions of the Agreement, the Company shall become obligated to offer to redeem this Note after the occurrence of a Change of Control of the Company, in accordance with and to the extent provided in the Agreement.

                  7. Requirement that the Company Redeem the Note Following a Qualified Public Offering. Subject to the terms and conditions of the Agreement, the Company shall become obligated to redeem this Note after the occurrence of a Qualified Public Offering, in accordance with and to the extent provided in the Agreement.

                  8. Requirement that the Company Convert the Notes Into Common Stock Following a Qualified Public Offering. Subject to the terms and conditions of the Agreement, the Company shall become obligated to convert this Note into shares of Common Stock, determined in accordance with the Agreement, at the election of the Payee after the occurrence of a Qualified Public Offering, in accordance with and to the extent provided in the Agreement.

                  9. Security for Note. This Note and the Indebtedness represented by this Note are secured by and entitled to the benefits of Liens granted to the Collateral Agent for the ratable benefit of the holders of the
Note Indebtedness.

                  10. Subordination. This Note and the Indebtedness represented by this Note are subordinated to the Senior Indebtedness (as defined in the Agreement). To the extent provided in the Agreement, the Senior Indebtedness must be paid before this Note may be paid. The Company agrees and the Payee and each holder of this Note by accepting this Note agrees, to such subordination. No provision of the Agreement or this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest on this Note at the times, places and rates, and in the currency provided.

                  11. Events of Default; Acceleration. Upon the occurrence of an Event of Default (as defined in the Agreement), the principal amount of this Note together with all accrued interest and all other payments due hereunder or under this Agreement may be declared to be immediately due and payable in the manner and with the effect provided in the Agreement. Certain events of bankruptcy or insolvency are Events of Default which will result in this Note becoming due and payable immediately upon the occurrence of such Events of Default. Subject to the terms of the Agreement, following the occurrence of an Event of Default, the Payee may proceed to enforce and exercise its rights by suit in equity, action at law and/or other appropriate means. The Company agrees to pay on demand all reasonable costs of collection and all other reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred or paid by the Payee in enforcing or collecting this Note upon the occurrence of an Event of Default.

                  12. No Waivers; Amendments. No failure or delay on the part of the Company or the Payee in exercising any right, power or remedy hereunder or under the Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein and in the Agreement are cumulative and are not exclusive of any remedies that may be available to the Maker or the Payee at law or in equity or otherwise. This Note may not be amended and the provisions hereof may not be waived without the prior written consent of the holders of a majority of the Notes outstanding at the time such action is taken by the Company.

                  13. Governing Law. This Note shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts, and for all purposes shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to principles of conflicts of laws thereof.


                  [Remainder of Page Left Intentionally Blank]

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered as a sealed instrument at the place and on the date set forth above by the duly authorized representative of the Company.

ATTEST:                              ASCENT PEDIATRICS, INC.


____________________________         By:____________________________________
                                     Name:
                                     Title:

                                                                     Exhibit B-1

                            FORM OF SERIES A WARRANT


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.


Warrant No. A-__                                      Number of Shares:  ______
(subject to adjustment)
Date of Issuance:  __________, 199_


                             ASCENT PEDIATRICS, INC.

                    Series A Warrant to Purchase Common Stock

                          (Void after January 31, 2004)


         Ascent Pediatrics, Inc. (formerly known as Ascent Pharmaceuticals, Inc.), a Delaware corporation (the "Company"), for value received, hereby certifies that _____________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or before January 31, 2004 (the "Expiration Date"), __________________ (______)
shares of the Company's common stock, $.00004 par value per share (the "Common Stock"), at a purchase price of $.01 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         This Warrant is one of a series of warrants comprising the Company's Series A Warrants (as defined in that certain Securities Purchase Agreement dated as of January 31, 1997, among the Company and the purchasers named therein (the "Purchase Agreement")).


         1. Purchase.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, at any time and from time to time after the Date of Issuance hereof until 5:00 p.m. (Boston, Massachusetts time) on the Expiration Date, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful currency of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to Subsection l(c) below (the "Exercise Date"), over the Purchase Price per share.

                  (c) The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) if the Common Stock is listed on a national securities exchange, the NASDAQ National Market, the NASDAQ system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                 (ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ National Market, the NASDAQ system or another nationally recognized exchange or trading system as of the Exercise Date, (A) the Board of Directors of the Company and the Registered Holder shall independently determine the Fair Market Value per share of Common Stock on the basis of an assumed sale of the Company as a whole and no effect shall be given to any discount for lack of liquidity or to the fact that the Company has no class of equity securities registered under the Exchange Act, if such is the case, (B) each of the Board of Directors of the Company and the Registered Holder shall deliver to the other a report stating the Fair Market Value of Common Stock as of a specified date and setting forth a brief statement as to the nature and scope of the examination or investigation upon which the determination of such Fair Market Value was made, (C) in the event that such reports disagree as to such Fair Market Value, the Company and the Registered Holder shall promptly consult with each other to resolve such disagreement, and (D) in the event the Company and the Registered Holder cannot resolve such disagreement, the Company and the Registered Holder shall choose a nationally-recognized, independent investment bank mutually acceptable to such parties which shall determine the Fair Market Value per share of Common Stock and shall deliver to each party a fairness opinion with respect to such determination. All costs and expenses of such investment bank shall be borne by the Company.

                  (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                  (i) certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Subsection 1(g) below; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Subsection l(a) above.

                  (f) All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof; provided, however, that the Company shall not be required to pay any federal, state or local income taxes incurred by the Registered Holder in connection with the issuance or delivery of such shares. In addition, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrant Shares issuable upon exercise of this Warrant in any name other than that of the Registered Holder, and in such case the Company shall not be required to issue or deliver any certificate representing Warrant Shares until such tax or other charge has been paid or it has been established to the satisfaction of Company that no such tax or other charge is due.

                  (g) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares (as determined on an aggregate basis for each exercise pursuant to this Warrant), but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Subsection 1(c) above.

                  (h) Reference is made to the Purchase Agreement with respect to the right of the Company to repurchase a portion of the Warrants under the circumstances more fully described therein.

                  (i) The Registered Holder shall have such rights with respect to the registration of this Warrant and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act") as are set forth in the Purchase Agreement.

         2. Adjustments.

                  A. If the outstanding shares of Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be declared or distributed in respect of the Common Stock or the outstanding shares of Common Stock shall be combined or reclassified into a smaller number of shares, the Purchase Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

                  B. If the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share of Common Stock less than the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on such record date, the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Fair Market Value per share of Common Stock on such record date, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (i) of shares of any class other than Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (excluding cash dividends or distributions (other than extraordinary cash dividends or distributions), and dividends or distributions referred to in Subsection 2(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 2(b) hereof), then in each such case the Purchase Price in effect immediately thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share of Common Stock on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) In case the Company shall on or after the date hereof issue any Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding Excluded Securities, as defined in Subsection 2(e) below) at a price per share of Common Stock (determined by dividing (i) the aggregate amount paid to the Company for such Common Stock, rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby (the "Aggregate Consideration Receivable"), by (ii) the total number of shares of Common Stock issued or covered by such rights, options, warrants or convertible or exchangeable securities) less than the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on the date of such issuance, then the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock the Aggregate Consideration Receivable would purchase at the Fair Market Value per share of Common Stock on such date, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock sold or offered for subscription or purchase. Such adjustment shall be made successively whenever such issuance shall occur. To the extent that any such shares, rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

                  (e) "Excluded Securities" means (i) rights, options, warrants, or convertible or exchangeable securities issued in any of the transactions described in Subsections 2(b), 2(c) and 2(h) hereof, (ii) shares of Common Stock issuable upon exercise of the Warrants, (iii) shares of Common Stock issuable upon exercise of rights, options or warrants or conversion or exchange of convertible or exchangeable securities issued or sold under circumstances causing an adjustment pursuant to Subsection 2(d), (iv) the 40,067 shares of Series D Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series D Preferred Stock") issuable upon the exercise of certain warrants to purchase shares of such Series D Preferred Stock outstanding as of the Date of Issuance of this Warrant, (v) shares of Common Stock issuable upon the exercise or conversion of any of (A) the 800,000 shares of Series A Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding as of the Date of Issuance of this Warrant, (B) the 399,999 shares of Series B Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding as of the Date of Issuance of this Warrant, (C) the 1,359,522 shares of Series D Preferred Stock outstanding and the 40,067 shares of Series D Preferred Stock issuable as of the Date of this Warrant, (D) the 733,371 shares of Series E Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series E Preferred Stock") outstanding as of the Date of Issuance of this Warrant, (E) shares of Series F Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series F Preferred Stock") issued or issuable pursuant to the Series F Convertible Preferred Stock and Warrant Purchase Agreement by and among the Company and the purchasers parties thereto, dated as of June 28, 1996, as the same may be amended or supplemented from time to time (the "Series F Financing Agreement"), (F) the warrants to purchase up to 238,572 shares of Common Stock held by certain holders of Series D Preferred Stock as of the date of this Warrant, (G) the warrants to purchase up to 122,228 shares of Common Stock held by certain holders of Series E Preferred Stock as of the date of this Warrant, and (H) warrants to purchase shares of Common Stock issued or issuable to holders of Series F Preferred Stock pursuant to the Series F Financing Agreement (such warrants being hereinafter referred to as the "Series F Common Warrants"), and
(vi) up to 850,000 shares of Common Stock or rights, options or warrants to acquire Common Stock issued or issuable to directors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other similar stock plan or agreement approved by the Board of Directors of the Company, and, in the case of rights, options or warrants, the shares of Common Stock issuable upon exercise thereof (the shares of Common Stock issued or issuable as described in this clause (vi) are hereinafter referred to as the "Employee Shares").

                  (f) In case the Company shall sell and issue Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property

(other than cash) or services or its equivalent, then in determining the "price per share of Common Stock" referred to in Sections 2(b) and 2(d) above and the "Aggregate Consideration Receivable" referred to in Sections 2(d) above, the Board of Directors of the Company shall determine, in good faith and on a reasonable basis, the fair value of said property.

                  (g) When any adjustment is required to be made in the Purchase Price as a result of the operation of Subsections 2(a), 2(b), 2(c) or 2(d) hereof, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (h) If there shall occur any capital reorganization or reclassification of or other change in the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 2(a) above), or any consolidation or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or a transfer of all or substantially all of the assets of the Company then, as part of any such reorganization, reclassification, consolidation, merger or transfer, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or transfer as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant, provided that, in all cases, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant, and in the case of any consolidation or merger, the successor or acquiring entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every provision of this Warrant.

         3. Registered Holder's Put Right.

                  (a) In the event that the Company shall not have consummated a Qualified Public Offering (as hereinafter defined) or a Qualified Merger (as hereinafter defined) on or before January 31, 2002, the Registered Holder shall have the right (a "Put Right") at any time and from time to time prior to the Expiration Date to require the Company to purchase, and the Company shall be obligated to purchase the Warrants, in whole or in part, with any such purchase (the "Put Purchase") to be made as provided in this Section 3. Upon exercise by the Registered Holder of any Put Right, the purchase price to be paid by the Company (the "Put Purchase Price") shall be in an amount equal to the product of (i) the aggregate number of Warrant Shares that would be issuable upon the exercise of this Warrant and that the Registered Holder elects to sell to the Company pursuant to this Section 3, multiplied by (ii) the Fair Market Value per share of Common Stock less the Purchase Price. At the option of the Company, the Company may pay all of the Put Purchase Price in cash, or, alternatively, may issue Put Notes (as hereinafter defined) in a principal amount equal to not more than two-thirds of the Put Purchase Price, with the remaining balance of the Put Purchase Price to be paid in cash as set forth below.

                  (b) The Registered Holder may exercise any Put Right by providing written notice (the "Put Notice") to the Company at least thirty (30) days prior to the requested date of the Put Purchase (the "Put Purchase Date"). The Put Notice shall set forth the Put Purchase Date and the aggregate number of Warrants which the Registered Holder elects to sell to the Company pursuant to this Section 3. Any Put Notice given by the Registered Holder shall constitute a binding agreement of the Registered Holder to sell the Warrants set forth in such Put Notice pursuant to the terms and conditions of this Section 3.

                  (c) The closing of any Put Purchase (the "Put Closing") pursuant to a duly given Put Notice shall take place on the Put Purchase Date. On the Put Purchase Date, the Registered Holder shall deliver to the Company the Warrants to be sold at such Put Closing, duly endorsed for transfer to the Company, and the Company shall (i) pay, by wire transfer of immediately available funds, to the Registered Holder, the portion of the Put Purchase Price to be paid by the Company in cash, and (ii) issue to the Registered Holder (or its designee), one or more Put Notes (in such denominations as the Registered Holder shall designate) in an aggregate principal amount equal to the remaining balance, if any, of the Put Purchase Price.

                  (d) As used in this Section 3, the terms: "Qualified Public Offering" shall mean an underwritten public offering of the Common Stock of the Company, for the account of the Company, pursuant to an effective registration statement filed pursuant to the Securities Act, in which the gross proceeds to the Company are not less than $15,000,000; and "Qualified Merger" shall mean a merger of the Company with and into a corporation whose common stock is publicly traded on a national securities exchange on terms and conditions which shall have been approved by the holders of a majority of the outstanding Warrants.

                  (e) As used in this Section 3, the term "Put Notes" shall mean, notes of the Company with a maturity date of not more than two years from the date of the Put Closing, payable in equal quarterly installments commencing not later than 90 days after the Put Closing and bearing interest at the Applicable Put Note Rate (as hereinafter defined) payable quarterly in arrears commencing not later than 90 days after the Put Closing. The Put Notes shall be subordinated to Senior Indebtedness (as defined in the Purchase Agreement) on substantially the same subordination terms as set forth in the Purchase Agreement, but shall rank pari passu with all other Indebtedness (as defined in the Purchase Agreement) of the Company. The "Applicable

Put Note Rate" means a rate of interest per annum equal to the lesser of (i) ten percent (10%) and (ii) the Base Rate (as hereinafter defined) plus three and one-half percent (3 1/2%). The "Base Rate" means the rate of interest announced from time to time by The First National Bank of Boston at its main office in Boston, Massachusetts as its Base Rate.

         4. Restrictions on Transfer.

                  (a) Except as otherwise permitted by this Section 4, each certificate representing shares of Common Stock initially issued upon the exercise of this Warrant, and each certificate representing shares of Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

If at any time any securities other than shares of Common Stock shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by this Subsection 4(a) shall terminate, as provided in Subsection 4(b) hereof, the Registered Holder of this Warrant shall be entitled to receive from the Company, at the Company's expense, a new Warrant certificate or certificates without such legend.

                  (b) The legend requirements of this Section 4 shall terminate as to any particular shares of Common Stock issuable upon the exercise of this Warrant (a) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (b) when the Company shall have received an opinion of counsel to the Registered Holder reasonably satisfactory to the Company pursuant to the requirements of Section
10.2 of the Purchase Agreement.

         5. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         7. Notices of Record Date, etc. In case:

                  (a) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) Of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  C. Of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will send or cause to be sent to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which such conversion was effective, or
(iii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be given at least ten
(10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date or effective date for an event specified in Subsections 7(a), 7(b) or 7(c). Such notice shall be given no later than ten (10) days after the effective date of an event specified in Subsection 7(b).

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company (provided that, for purposes of this Section 10, a letter of indemnity from an entity having total assets of at least $100,000,000 shall be deemed sufficient indemnity), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of the Warrants. Any Registered Holder may change its or his address as shown on such register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) Overseas Holders. If such Registered Holder's principal address is a location outside of the United States of America and its territories, such Registered Holder (an "Overseas Holder"):

                  (i) is not a U.S. person (as defined in Securities Act Rule 902(o)) and is not acquiring this Warrant or any Warrant Shares purchased hereunder for the account or benefit of any U.S. person;

                  (ii) will transfer this Warrant or any Warrant Shares purchased pursuant to any exercise hereunder only (A) in accordance with the provisions of Regulation S promulgated under the Securities Act ("Regulation S"), (B) pursuant to an effective registration statement under the Securities Act, or (C) pursuant to an available exemption from registration under the Securities Act; and

                  (iii) will not offer or sell this Warrant or any Warrant Shares purchased hereunder to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of this Warrant, with respect to a transfer of this Warrant, or one year after the exercise of this Warrant, with respect to any Warrant Shares purchased hereunder.

         12. Giving of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Registered Holder at the address set forth on the warrant register maintained by the Company (or at such other address as may have been last furnished to the Company in writing by the holder), or (iii) upon confirmation of transmittal by telecopy to the Registered Holder, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number set forth on the warrant register maintained by the Company (or to such telecopy number as may have been last furnished to the Company in writing by the holder). All notices and other communications from the Registered Holder of this Warrant to the Company shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Company at its principal office set forth below, or (iii) upon confirmation of transmittal by telecopy, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number of the Company set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below or change its telecopy number to a number other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant in the manner prescribed herein, and thereafter all references in this Warrant to the location of its principal office or telecopy number at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Except as otherwise expressly set forth in the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement), until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Series A Warrants and the Series B Warrants (as defined in the Purchase Agreement).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Date of Issuance set forth on the first page hereof.

                                ASCENT PEDIATRICS, INC.


[Corporate Seal]                By:

ATTEST:                         Title:   Chairman of the Board

                                Address: 9 Linnell Circle
                                         Billerica, MA 01821

                                Telephone: 508-667-6300
                                Telecopier: 508-667-5322

                                                                       EXHIBIT I


                                  PURCHASE FORM


To: ____________                                           Dated: _____________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.


         Signature:

         Address:

                                                                      EXHIBIT II


                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. __) with respect to the number of shares of Common Stock covered thereby set forth below, unto:


NAME OF ASSIGNEE  ADDRESS  NO. OF SHARES





Dated:                     Signature:

Dated:                     Signature:

                                                                    Exhibit B-2

                            FORM OF SERIES B WARRANT


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.


Warrant No. B-__                                      Number of Shares:  ______
(subject to adjustment)
Date of Issuance:  __________, 199_


                             ASCENT PEDIATRICS, INC.

                    Series A Warrant to Purchase Common Stock

                          (Void after January 31, 2004)


         Ascent Pediatrics, Inc. (formerly known as Ascent Pharmaceuticals, Inc.), a Delaware corporation (the "Company"), for value received, hereby certifies that _____________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or before January 31, 2004 (the "Expiration Date"), __________________ (______)
shares of the Company's common stock, $.00004 par value per share (the "Common Stock"), at a purchase price of $4.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         This Warrant is one of a series of warrants comprising the Company's Series B Warrants (as defined in that certain Securities Purchase Agreement dated as of January 31, 1997, among the Company and the purchasers named therein (the "Purchase Agreement")).


         1. Purchase.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, at any time and from time to time after the Date of Issuance hereof until 5:00 p.m. (Boston, Massachusetts time) on the Expiration Date, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful currency of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

                  (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to Subsection l(c) below (the "Exercise Date"), over the Purchase Price per share.

                  (c) The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) if the Common Stock is listed on a national securities exchange, the NASDAQ National Market, the NASDAQ system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                 (ii) If the Common Stock is not listed on a national securities exchange, the NASDAQ National Market, the NASDAQ system or another nationally recognized exchange or trading system as of the Exercise Date, (A) the Board of Directors of the Company and the Registered Holder shall independently determine the Fair Market Value per share of Common Stock on the basis of an assumed sale of the Company as a whole and no effect shall be given to any discount for lack of liquidity or to the fact that the Company has no class of equity securities registered under the Exchange Act, if such is the case, (B) each of the Board of Directors of the Company and the Registered Holder shall deliver to the other a report stating the Fair Market Value of Common Stock as of a specified date and setting forth a brief statement as to the nature and scope of the examination or investigation upon which the determination of such Fair Market Value was made, (C) in the event that such reports disagree as to such Fair Market Value, the Company and the Registered Holder shall promptly consult with each other to resolve such disagreement, and (D) in the event the Company and the Registered Holder cannot resolve such disagreement, the Company and the Registered Holder shall choose a nationally-recognized, independent investment bank mutually acceptable to such parties which shall determine the Fair Market Value per share of Common Stock and shall deliver to each party a fairness opinion with respect to such determination. All costs and expenses of such investment bank shall be borne by the Company.

                  (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                  (i) certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Subsection 1(g) below; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Subsection l(a) above.

                  (f) All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issuance thereof. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof; provided, however, that the Company shall not be required to pay any federal, state or local income taxes incurred by the Registered Holder in connection with the issuance or delivery of such shares. In addition, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrant Shares issuable upon exercise of this Warrant in any name other than that of the Registered Holder, and in such case the Company shall not be required to issue or deliver any certificate representing Warrant Shares until such tax or other charge has been paid or it has been established to the satisfaction of Company that no such tax or other charge is due.

                  (g) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares (as determined on an aggregate basis for each exercise pursuant to this Warrant), but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Subsection 1(c) above.

                  (h) Reference is made to the Purchase Agreement with respect to the right of the Company to repurchase a portion of the Warrants under the circumstances more fully described therein.

                  (i) The Registered Holder shall have such rights with respect to the registration of this Warrant and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act") as are set forth in the Purchase Agreement.

         2. Adjustments.

                  (a) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be declared or distributed in respect of the Common Stock or the outstanding shares of Common Stock shall be combined or reclassified into a smaller number of shares, the Purchase Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

                  (b) If the Company shall fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share of Common Stock less than the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on such record date, the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Fair Market Value per share of Common Stock on such record date, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (i) of shares of any class other than Common Stock or (ii) of evidences of its indebtedness or (iii) of assets (excluding cash dividends or distributions (other than extraordinary cash dividends or distributions), and dividends or distributions referred to in Subsection 2(a) hereof) or (iv) of rights, options, warrants or convertible or exchangeable securities (excluding those rights, options, warrants or convertible or exchangeable securities referred to in Subsection 2(b) hereof), then in each such case the Purchase Price in effect immediately thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company of said shares or evidences of indebtedness or assets or rights, options, warrants or convertible or exchangeable securities so distributed, and of which the denominator shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Fair Market Value per share of Common Stock on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) In case the Company shall on or after the date hereof issue any Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding Excluded Securities, as defined in Subsection 2(e) below) at a price per share of Common Stock (determined by dividing (i) the aggregate amount paid to the Company for such Common Stock, rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby (the "Aggregate Consideration Receivable"), by (ii) the total number of shares of Common Stock issued or covered by such rights, options, warrants or convertible or exchangeable securities) less than the Fair Market Value per share of Common Stock (as determined in accordance with Subsection 1(c) hereof) on the date of such issuance, then the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock the Aggregate Consideration Receivable would purchase at the Fair Market Value per share of Common Stock on such date, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of additional shares of Common Stock sold or offered for subscription or purchase. Such adjustment shall be made successively whenever such issuance shall occur. To the extent that any such shares, rights, options, warrants or convertible or exchangeable securities are not so issued or expire unexercised, the Purchase Price then in effect shall be readjusted to the Purchase Price which would then be in effect if such unissued or unexercised rights, options, warrants or convertible or exchangeable securities had not been issuable.

                  (e) "Excluded Securities" means (i) rights, options, warrants, or convertible or exchangeable securities issued in any of the transactions described in Subsections 2(b), 2(c) and 2(h) hereof, (ii) shares of Common Stock issuable upon exercise of the Warrants, (iii) shares of Common Stock issuable upon exercise of rights, options or warrants or conversion or exchange of convertible or exchangeable securities issued or sold under circumstances causing an adjustment pursuant to Subsection 2(d), (iv) the 40,067 shares of Series D Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series D Preferred Stock") issuable upon the exercise of certain warrants to purchase shares of such Series D Preferred Stock outstanding as of the Date of Issuance of this Warrant, (v) shares of Common Stock issuable upon the exercise or conversion of any of (A) the 800,000 shares of Series A Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding as of the Date of Issuance of this Warrant, (B) the 399,999 shares of Series B Convertible Preferred Stock, $.00004 par value per share, of the Company outstanding as of the Date of Issuance of this Warrant, (C) the 1,359,522 shares of Series D Preferred Stock outstanding and the 40,067 shares of Series D Preferred Stock issuable as of the Date of this Warrant, (D) the 733,371 shares of Series E Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series E Preferred Stock") outstanding as of the Date of Issuance of this Warrant, (E) shares of Series F Convertible Preferred Stock, $.00004 par value per share, of the Company (the "Series F Preferred Stock") issued or issuable pursuant to the Series F Convertible Preferred Stock and Warrant Purchase Agreement by and among the Company and the purchasers parties thereto, dated as of June 28, 1996, as the same may be amended or supplemented from time to time (the "Series F Financing Agreement"), (F) the warrants to purchase up to 238,572 shares of Common Stock held by certain holders of Series D Preferred Stock as of the date of this Warrant, (G) the warrants to purchase up to 122,228 shares of Common Stock held by certain holders of Series E Preferred Stock as of the date of this Warrant, and (H) warrants to purchase shares of Common Stock issued or issuable to holders of Series F Preferred Stock pursuant to the Series F Financing Agreement (such warrants being hereinafter referred to as the "Series F Common Warrants"), and
(vi) up to 850,000 shares of Common Stock or rights, options or warrants to acquire Common Stock issued or issuable to directors, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other similar stock plan or agreement approved by the Board of Directors of the Company, and, in the case of rights, options or warrants, the shares of Common Stock issuable upon exercise thereof (the shares of Common Stock issued or issuable as described in this clause (vi) are hereinafter referred to as the "Employee Shares").

                  (f) In case the Company shall sell and issue Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property

(other than cash) or services or its equivalent, then in determining the "price per share of Common Stock" referred to in Sections 2(b) and 2(d) above and the "Aggregate Consideration Receivable" referred to in Sections 2(d) above, the Board of Directors of the Company shall determine, in good faith and on a reasonable basis, the fair value of said property.

                  (g) When any adjustment is required to be made in the Purchase Price as a result of the operation of Subsections 2(a), 2(b), 2(c) or 2(d) hereof, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (h) If there shall occur any capital reorganization or reclassification of or other change in the Common Stock (other than a change in par value or a subdivision or combination as provided for in Subsection 2(a) above), or any consolidation or merger of the Company with or into another entity (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or a transfer of all or substantially all of the assets of the Company then, as part of any such reorganization, reclassification, consolidation, merger or transfer, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or transfer as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant, provided that, in all cases, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant, and in the case of any consolidation or merger, the successor or acquiring entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every provision of this Warrant.

         3. Registered Holder's Put Right.

                  (a) In the event that the Company shall not have consummated a Qualified Public Offering (as hereinafter defined) or a Qualified Merger (as hereinafter defined) on or before January 31, 2002, the Registered Holder shall have the right (a "Put Right") at any time and from time to time prior to the Expiration Date to require the Company to purchase, and the Company shall be obligated to purchase the Warrants, in whole or in part, with any such purchase (the "Put Purchase") to be made as provided in this Section 3. Upon exercise by the Registered Holder of any Put Right, the purchase price to be paid by the Company (the "Put Purchase Price") shall be in an amount equal to the product of (i) the aggregate number of Warrant Shares that would be issuable upon the exercise of this Warrant and that the Registered Holder elects to sell to the Company pursuant to this Section 3, multiplied by (ii) the Fair Market Value per share of Common Stock less the Purchase Price. At the option of the Company, the Company may pay all of the Put Purchase Price in cash, or, alternatively, may issue Put Notes (as hereinafter defined) in a principal amount equal to not more than two-thirds of the Put Purchase Price, with the remaining balance of the Put Purchase Price to be paid in cash as set forth below.

                  (b) The Registered Holder may exercise any Put Right by providing written notice (the "Put Notice") to the Company at least thirty (30) days prior to the requested date of the Put Purchase (the "Put Purchase Date"). The Put Notice shall set forth the Put Purchase Date and the aggregate number of Warrants which the Registered Holder elects to sell to the Company pursuant to this Section 3. Any Put Notice given by the Registered Holder shall constitute a binding agreement of the Registered Holder to sell the Warrants set forth in such Put Notice pursuant to the terms and conditions of this Section 3.

                  (c) The closing of any Put Purchase (the "Put Closing") pursuant to a duly given Put Notice shall take place on the Put Purchase Date. On the Put Purchase Date, the Registered Holder shall deliver to the Company the Warrants to be sold at such Put Closing, duly endorsed for transfer to the Company, and the Company shall (i) pay, by wire transfer of immediately available funds, to the Registered Holder, the portion of the Put Purchase Price to be paid by the Company in cash, and (ii) issue to the Registered Holder (or its designee), one or more Put Notes (in such denominations as the Registered Holder shall designate) in an aggregate principal amount equal to the remaining balance, if any, of the Put Purchase Price.

                  (d) As used in this Section 3, the terms: "Qualified Public Offering" shall mean an underwritten public offering of the Common Stock of the Company, for the account of the Company, pursuant to an effective registration statement filed pursuant to the Securities Act, in which the gross proceeds to the Company are not less than $15,000,000; and "Qualified Merger" shall mean a merger of the Company with and into a corporation whose common stock is publicly traded on a national securities exchange on terms and conditions which shall have been approved by the holders of a majority of the outstanding Warrants.

                  (e) As used in this Section 3, the term "Put Notes" shall mean, notes of the Company with a maturity date of not more than two years from the date of the Put Closing, payable in equal quarterly installments commencing not later than 90 days after the Put Closing and bearing interest at the Applicable Put Note Rate (as hereinafter defined) payable quarterly in arrears commencing not later than 90 days after the Put Closing. The Put Notes shall be subordinated to Senior Indebtedness (as defined in the Purchase Agreement) on substantially the same subordination terms as set forth in the Purchase Agreement, but shall rank pari passu with all other Indebtedness (as defined in the Purchase Agreement) of the Company. The "Applicable

Put Note Rate" means a rate of interest per annum equal to the lesser of (i) ten percent (10%) and (ii) the Base Rate (as hereinafter defined) plus three and one-half percent (3 1/2%). The "Base Rate" means the rate of interest announced from time to time by The First National Bank of Boston at its main office in Boston, Massachusetts as its Base Rate.

         4. Restrictions on Transfer.

                  (a) Except as otherwise permitted by this Section 4, each certificate representing shares of Common Stock initially issued upon the exercise of this Warrant, and each certificate representing shares of Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

If at any time any securities other than shares of Common Stock shall be issuable upon the exercise of this Warrant, such securities shall bear a legend similar to the one set forth above. Whenever the legend requirement imposed by this Subsection 4(a) shall terminate, as provided in Subsection 4(b) hereof, the Registered Holder of this Warrant shall be entitled to receive from the Company, at the Company's expense, a new Warrant certificate or certificates without such legend.

                  (b) The legend requirements of this Section 4 shall terminate as to any particular shares of Common Stock issuable upon the exercise of this Warrant (a) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (b) when the Company shall have received an opinion of counsel to the Registered Holder reasonably satisfactory to the Company pursuant to the requirements of Section
10.2 of the Purchase Agreement.

         5. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         7. Notices of Record Date, etc. In case:

                  (a) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) Of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  (c) Of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will send or cause to be sent to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which such conversion was effective, or
(iii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be given at least ten
(10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date or effective date for an event specified in Subsections 7(a), 7(b) or 7(c). Such notice shall be given no later than ten (10) days after the effective date of an event specified in Subsection 7(b).

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company (provided that, for purposes of this Section 10, a letter of indemnity from an entity having total assets of at least $100,000,000 shall be deemed sufficient indemnity), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of the Warrants. Any Registered Holder may change its or his address as shown on such register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (d) Overseas Holders. If such Registered Holder's principal address is a location outside of the United States of America and its territories, such Registered Holder (an "Overseas Holder"):

                  (i) is not a U.S. person (as defined in Securities Act Rule 902(o)) and is not acquiring this Warrant or any Warrant Shares purchased hereunder for the account or benefit of any U.S. person;

                 (ii) will transfer this Warrant or any Warrant Shares purchased pursuant to any exercise hereunder only (A) in accordance with the provisions of Regulation S promulgated under the Securities Act ("Regulation S"), (B) pursuant to an effective registration statement under the Securities Act, or (C) pursuant to an available exemption from registration under the Securities Act; and

                (iii) will not offer or sell this Warrant or any Warrant Shares purchased hereunder to a U.S. person or to or for the account or benefit of a U.S. person prior to the expiration of the one-year period after the date of this Warrant, with respect to a transfer of this Warrant, or one year after the exercise of this Warrant, with respect to any Warrant Shares purchased hereunder.

         12. Giving of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Registered Holder at the address set forth on the warrant register maintained by the Company (or at such other address as may have been last furnished to the Company in writing by the holder), or (iii) upon confirmation of transmittal by telecopy to the Registered Holder, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number set forth on the warrant register maintained by the Company (or to such telecopy number as may have been last furnished to the Company in writing by the holder). All notices and other communications from the Registered Holder of this Warrant to the Company shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Company at its principal office set forth below, or (iii) upon confirmation of transmittal by telecopy, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number of the Company set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below or change its telecopy number to a number other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant in the manner prescribed herein, and thereafter all references in this Warrant to the location of its principal office or telecopy number at the particular time shall be as so specified in such notice.

         13. No Rights as Stockholder. Except as otherwise expressly set forth in the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement), until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Series A Warrants and the Series B Warrants (as defined in the Purchase Agreement).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Date of Issuance set forth on the first page hereof.

                                ASCENT PEDIATRICS, INC.


[Corporate Seal]                By:

ATTEST:                         Title:   Chairman of the Board

                                Address: 9 Linnell Circle
                                         Billerica, MA 01821

                                Telephone: 508-667-6300
                                Telecopier: 508-667-5322

                                                                       EXHIBIT I


                                  PURCHASE FORM


To: ____________                                           Dated: _____________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.


         Signature:

         Address:

                                                                      EXHIBIT II


                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. __) with respect to the number of shares of Common Stock covered thereby set forth below, unto:


NAME OF ASSIGNEE  ADDRESS  NO. OF SHARES





Dated:                     Signature:

Dated:                     Signature:

                                                                       Exhibit C

                                            February 3, 1997



To each of the Purchasers set forth
on EXHIBIT A attached hereto of
Subordinated Secured Notes due
January 31, 2002 and Warrants to
Purchase Common Stock

     Re:  Ascent Pediatrics, Inc.
          ----------------------

Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 3.1(f) of the Securities Purchase Agreement (the "Agreement"), dated as of January 31, 1997, among Ascent Pediatrics, Inc., a Delaware corporation (the "Company") and the parties listed on the signature pages thereto (the "Purchasers") in connection with the purchase of an aggregate principal amount of $7,000,000 of Subordinated Secured Notes, due January 31, 2002 (the "Notes"), and warrants to purchase Common Stock (the "Warrants") of the Company. The capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     We have represented the Company in connection with the preparation, execution and delivery of the Agreement and the issuance of the Notes and Warrants. We are familiar with the proceedings taken by the Company in connection with the foregoing.

     We have examined and relied upon the following:

     1.   The Agreement (including the Schedules and Exhibits thereto);

     2.   The Notes;

     3. The Security Agreement (the "Security Agreement"), dated as of January 31, 1997, between the Company and Triumph-Connecticut Limited Partnership, a Connecticut limited partnership, as collateral agent for the Holders of the Note Obligations (as defined in the Security Agreement);

     4.   The Warrants;

     5. The UCC-1 financing statements in the form annexed hereto (the "Financing Statements") for filing in the filing offices listed on
          SCHEDULE I;

February 3, 1997
Page 2

     6. The Third Amended and Restated Voting Rights Agreement, dated as of January 31, 1997, among the Company and certain stockholders of the Company set forth on the signature pages thereto (the "Voting Rights Agreement");

     7. Resolutions adopted by the Board of Directors of the Company by Written Action of Directors in Lieu of a Meeting dated various dates during January, 1997;

     8. Written Consent, Waiver and Amendment Agreement of the Stockholders of the Company dated various dates in January 1997;

     9. The Company's Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 28, 1996 (the "Amended and Restated Certificate");

     10. The Certificate of Correction to the Company's Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 11, 1996;

     11. The Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on February 3, 1997 (the "Certificate of Amendment");

     12. A Certificate of Good Standing and Legal Existence relating to the Company, issued by the Office of the Secretary of State of the State of Delaware, dated January 31, 1997 (the "Delaware Certificate");

     13. A Certificate of Qualification to do Business relating to the Company, issued by the Office of the Secretary of State of the Commonwealth of Massachusetts, dated January 30, 1997 (the "Massachusetts Certificate");

     14. A Certificate of the Company, executed on behalf of the Company by an officer of the Company, dated January 31, 1997, certifying as to the correctness of representations and warranties and as to the fulfillment of the agreements and conditions of the Company specified in the Agreement;

     15. A Certificate of the Assistant Secretary of the Company, dated February 3, 1997;


     16. A Certificate of the Vice President of Finance of the Company, dated January 31, 1997, certifying as to payment of state and federal income taxes;

February 3, 1997
Page 3

     17.  The Company's By-laws and corporate minute and stock record books;

     18. Such other documents, corporate records, certificates and materials as we have deemed necessary for the purposes of the opinions rendered herein;

     19. A Certificate of the Vice President, Finance of the Company, dated January 31, 1997, certifying as to certain factual matters, attached hereto as EXHIBIT B; and

     20. A Certificate of the Chairman of the Board of the Company, dated February 3, 1997, certifying as to certain factual matters, attached hereto as EXHIBIT C.

     The Agreement, the Notes, and the Security Agreement shall hereinafter collectively be referred to as the "Loan Documents."

     In our examination, we have assumed the completeness of the corporate minute books and stock record books of the Company as provided to us by the Company, the authenticity of original documents, the accuracy of all copies (whether certified or not), the genuineness of all signatures and the legal capacity of all persons executing all documents examined by us.

     In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Company and upon the representations and warranties made by you and the Company in the Agreement. Except for our examination of the documents listed above, we have not attempted to verify independently such facts, although we know of no facts which lead us to question the accuracy of such information. In particular, for purposes of the opinions expressed in Paragraphs (d) and (h) below, we have relied solely on representations of officers of the Company, and we have not conducted a search of any computerized or electronic databases or the dockets of any court, administrative or other regulatory body, agency or other filing office in any jurisdiction. Any reference to "our knowledge" or "knowledge" or any variation thereof shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to this transaction of the existence or absence of any facts which would contradict our opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

         We have not made an independent review of the laws of any state or jurisdiction other than the state laws of the Commonwealth of Massachusetts, the federal securities laws of the United States and the General Corporation Law statute

February 3, 1997
Page 4


of the State of Delaware. Accordingly, we express no opinion herein with respect to the laws of any country, state or jurisdiction other than the state laws of the Commonwealth of Massachusetts, the federal securities laws of the United States and the General Corporation Law statute of the State of Delaware. To the extent that the laws of any jurisdiction other than the state laws of the Commonwealth of Massachusetts or the federal securities laws of the United States or the General Corporation Law statute of the State of Delaware govern any agreement to which the Company is a party, we have assumed that the laws of such jurisdiction are identical to the laws of the Commonwealth of Massachusetts. For the purposes of this opinion, we have assumed that the facts and law governing the performance by the respective parties of their respective obligations under the Agreement will be identical to the facts and law governing such performance as of the date of this opinion.

     We are expressing no opinion as to compliance by the Company with the so-called "blue sky" or state securities laws (other than the securities laws of the Commonwealth of Massachusetts) in connection with the (i) issuance and sale of the Notes and the Warrants or (ii) issuance of shares of Common Stock of the Company upon the conversion of the Notes or the exercise of the Warrants.

     We are expressing no opinion as to the implications under United States tax law, including all federal, state and local tax laws, or the tax laws of any foreign jurisdiction with respect to any of the transactions contemplated by the Agreement.

     We are expressing no opinion as to the implications under the rules and regulations of the United States Food and Drug Administration with respect to any of the transactions contemplated by the Agreement.

     We are expressing no opinion as to the implications under any applicable antitrust or usury laws.

     We are expressing no opinion as to state or federal securities antifraud laws.

     We are expressing no opinion as to the validity of the security interest granted to you in the Company's trademarks, and our opinion in Paragraph (e) is limited accordingly provided, Paragraph (e) does reflect our opinion of the filing requirements necessary to perfect such security interest to the extent permitted by applicable state and federal law.

         The opinions hereinafter expressed are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed

February 3, 1997
Page 5


on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any of such agreements, instruments or documents, or upon the successful assertion of any equitable defense. Moreover, we express no opinion as to the enforceability of any indemnity provision that indemnifies any person against damages arising from its own negligence or misconduct.

     The opinions hereinafter expressed are also subject to the qualification that we render no opinion as to the validity or enforceability of any provisions of the Loan Documents regarding the rights of the Purchasers to set-off against the accounts of the Company, to the extent that (i) the funds on deposit in accounts of the Company are subjected to trustee process or any other valid claim or right of a third party, (ii) the accounts of the Company are special accounts created solely for the benefit of another party, such as payroll or tax escrow accounts, and (iii) the funds on deposit in accounts of the Company are contained in a separate account containing the proceeds of collateral securing the obligation of the Company to a secured party other than the Purchasers under
Article 9 of the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts (the "Code").

     We have assumed that the Agreement has been duly authorized, executed and delivered by the Purchasers and that each of the Purchasers has all requisite power and authority to effect the transactions contemplated by the Agreement. We have also assumed that the Agreement is the valid and binding obligation of each of the Purchasers, enforceable against each of the Purchasers in accordance with its terms. We do not render any opinion as to the application of any foreign, federal or state law or regulation to the power, authority or competence of any of the Purchasers.

     For purposes of the opinions expressed in Paragraph (a) below as to the valid existence and good standing of the Company in Delaware, and the qualification and good standing of the Company in Massachusetts, we have relied solely upon the Delaware Certificate and the Massachusetts Certificate, respectively, and such opinions are limited accordingly and rendered as of the respective dates thereof.

     For purposes of the opinion expressed in Paragraph (b) below as to the issued and outstanding shares of capital stock of the Company, we have relied solely on our review of the corporate minute books and stock record books of the Company, and such opinion is limited accordingly.

         For purposes of our opinion in Paragraph (j) below, we have relied on the accuracy of the facts set forth in the Officer's Certificate of even date attached as EXHIBIT B. Furthermore, our opinion in Paragraph (j) below is qualified as it is based on the analysis of the Securities and Exchange Commission (the "SEC") set forth in

February 3, 1997
Page 6

the exemptive order issued to the ICOS Corporation (SEC Release No. IC-19334) (March 16, 1993) (the "ICOS Order") pursuant to Section 3(b)(2) under the Investment Company Act of 1940, as amended (the "1940 Act"), and in the proposed position of the SEC set forth in SEC Release No. IC-19566 (July 8, 1993) proposing Rule 3a-8 under the 1940 Act which proposed rule has never been adopted). Accordingly, because of differences between the facts set forth in the application of the ICOS Order and those set forth in the certificate, there can be no guarantee that a court or the SEC would agree with our conclusions set forth below.

     Based upon and subject to the foregoing, we are of the opinion that:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as to our knowledge it is presently conducted, to enter into and perform the Agreement and to carry out the transactions contemplated by such Agreement. The Company is duly qualified to do business and in good standing in the Commonwealth of Massachusetts.

          (b) By reason of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the authorized capital stock of the Company consists of 11,461,540 shares of Common Stock and 6,120,103 shares of Preferred Stock, $.00004 par value per share (the "Preferred Stock"), and (based solely on our review of the Company's stock record books and, with respect to the number of shares of Common Stock each series of Preferred Stock is convertible, the Officer's Certificate) 233,125 shares of Common Stock are issued and outstanding of record. Of the 6,120,103 shares of Preferred Stock so authorized:

               (i) 800,000 shares have been designated Series A Convertible Preferred Stock, $.00004 par value per share, and (based solely on our review of the Company's stock record books) all of which shares are issued and outstanding of record and convertible on an aggregate basis into 800,000 shares of Common Stock;

               (ii) 399,999 shares have been designated Series B Convertible Preferred Stock, $.00004 par value per share, and (based solely on our review of the Company's stock record books) all of which shares are issued and outstanding of record and convertible on an aggregate basis into 415,565 shares of Common Stock;

               (iii) 1,399,589 shares have been designated Series D Preferred, $.00004 par value per share ("Series D Preferred"), and (based solely on our review of the Company's stock record books) 1,359,522 of which shares are issued and outstanding of record and convertible on an aggregate basis into 1,359,522 shares of Common Stock;

February 3, 1997
Page 7

               (iv) 1,166,667 shares have been designated Series E Preferred, $.00004 par value per share ("Series E Preferred"), and (based solely on our review of the Company's stock record books) 733,371 of which shares are issued and outstanding of record and convertible on an aggregate basis into 733,371 shares of Common Stock; and

               (v) 2,353,848 shares have been designated Series F Preferred, and, prior to the sale and issuance of the Subsequent Purchaser First Shares and Follow-On Funding Shares, (based solely on our review of the Company's stock record books) 1,729,997 of which shares are issued and outstanding of record and convertible on an aggregate basis into 1,729,997 shares of Common Stock.

In addition, (based solely on our review of the Company's stock record books) there are outstanding warrants to purchase an aggregate of 40,067 shares of Series D Preferred and an aggregate of 1,052,805 shares of Common Stock, as described in Schedule 4.2 of the Agreement and excluding any outstanding options under the Company's 1992 Equity Incentive Plan, as amended. Except as set forth above (based solely on our review of the Company's stock record books and the Officer's Certificate), immediately prior to the First Closing, to our knowledge, there are no outstanding subscriptions, options, warrants, rights convertible or exchangeable securities outstanding obligating the Company to issue securities, other than any options under the Company's 1992 Equity Incentive Plan, as amended.

          (c) The issuance, sale and delivery of the Notes and Warrants in accordance with the Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company, and the Notes and Warrants when so issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, when issued upon such conversion or exercise, in accordance with the provisions of the Notes and Warrants, will have been duly and validly issued, fully paid and nonassessable. Neither the issuance, sale or delivery of the Notes or Warrants is, nor will the issuance or delivery of the shares of Common Stock upon conversion or exercise thereof be, subject to any preemptive right of stockholders of the Company arising under the General Corporation Law statute of the State of Delaware or the Amended and Restated Certificate, as amended by the Certificate of Amendment, or By-laws of the Company, or, to our knowledge, under any contractual right of first refusal or other right in favor of any person that has not been waived or complied with.

          (d) The execution, delivery and performance by the Company of the Loan Documents and the execution and filing of the Amended and Restated Certificate, as amended by the Certificate of Amendment, have been duly authorized

February 3, 1997
Page 8

by all necessary corporate action, and the Loan Documents have been duly executed and delivered by the Company. The Loan Documents (other than subsections 12.5 and 12.6 of the Agreement, as to which we express no opinion) constitute the valid and binding obligation of the Company, enforceable in accordance with their respective terms. The execution, delivery and performance of the Loan Documents and the offer, issuance and sale of the Notes and Warrants, and the issuance of shares of Common Stock upon conversion of the Notes and exercise of the Warrants, will not conflict with, or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Amended and Restated Certificate, as amended, or By-laws of the Company or under any indenture, lease, agreement, or other instrument known to us to which the Company is a party or by which it or any of its properties are bound and which is identified on the Schedules to the Agreement, or any decree, judgment or order specifically naming the Company and known to us or any statute, rule or regulation applicable to the Company.

          (e) The Security Agreement creates a valid and enforceable security interest under the Code with respect to the Collateral (as such term is defined therein and in the Security Agreement) located in Massachusetts and the Company's interest in patents and trademarks listed in the Security Agreement, or Collateral as to which Massachusetts law governs perfection by virtue of the location of the Company in Massachusetts, in which a security interest can be created under the Code. Subject to the limitations set forth in paragraph B below, the Purchasers' security interest in the Collateral will be perfected under the Code by the filing of the Financing Statements in the offices listed on SCHEDULE I and the filing of the Security Agreement with the United States Patent and Trademark Office.

          (f) Except as obtained and in effect at the First Closing and Second Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority other than filings required to be made under applicable federal and state securities laws, is required on the part of the Company in connection with the execution, delivery and performance of the Agreement, Notes or Warrants and (assuming no change in applicable facts or circumstances) the shares of Common Stock to be issued and delivered upon exercise of the Warrants, or the other transactions to be consummated at the First Closing and the Second Closing pursuant to the Agreement.

          (g) Based on the representations of each of the Purchasers in Section 5 of the Agreement, the offer, issuance and sale of the Notes and Warrants to be sold at the First Closing and the Second Closing pursuant to the Agreement and the issuance of the shares of Common Stock to be issued upon conversion or exercise thereof, respectively, are exempt from registration under the Securities Act of 1933, as amended.

February 3, 1997
Page 9

          (h) To our knowledge, except as set forth in the Schedules to the Agreement, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened against the Company.

          (i) Based on representations made by the Company, neither the issuance and sale of the Notes or Warrants sold at the First Closing and the Second Closing nor the intended use of proceeds thereof will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, and it is not necessary for a Purchaser to obtain a statement in conformity with the requirements of Federal Reserve Form FR G-3.

          (j) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     The foregoing opinions are subject to the following additional comments and qualifications:

          (A) We express no opinion as to the existence of, or the right, title or interest of the Company in, to or under, any property in which the Company has granted a security interest to you.

          (B) We express no opinion as to the creation of security interests in property in which a security interest cannot be created under the Code or the perfection of security interests in fixtures or in property in which a security interest cannot be perfected by the filing of UCC-1 financing statements pursuant to Article 9 of the Code except with respect to the perfection of a security interest in trademarks and patents to the extent aforesaid.

          (C) Under certain circumstances, described in Section 9-306 of the Code, the right of a secured party to enforce a perfected security interest in the proceeds of collateral may be limited.

          (D) The grant of, or any realization on, security interests in governmental licenses, permits, authorizations and other rights, in contracts with government or governmental instrumentalities, commissions, boards or agencies and in the proceeds thereof are or may be subject to restrictions or limitations set forth therein or in applicable statutes, laws, rules or regulations, and we express no opinion as to the creation or perfection of security interests in such rights, contracts or proceeds.

          (E) We express no opinion as to the priority of any security interests granted by the Company to the Purchasers.

February 3, 1997
Page 10


          (F) The perfection of the security interests may be terminated as to any Collateral acquired more than four months after the Company changes its name, identity or corporate structure so as to make the Financing Statements seriously misleading (within in the meaning of Section 9-402(7) of the Code) unless new, appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four-month period and all fees in connection therewith are paid. The perfection of security interests in accounts, including receivables, general intangibles and certain other Collateral, may be terminated if the Company changes the location of its chief executive offices outside of the Commonwealth of Massachusetts.

          (G) Pursuant to the Code, continuation statements are required from time to time to be filed in order to preserve valid, perfected security interests.

          (H) We have assumed that the Collateral in Massachusetts is located at the location described on SCHEDULE II hereto and that the chief executive office of the Borrower is located in Billerica, Massachusetts.

          (I) We express no opinion as to the adequacy of the description of the Collateral as defined in the Security Agreement insofar as such description includes terms which are not defined under Article 9 of the Code.

     This opinion is provided to the Purchasers as a legal opinion only and not as a guaranty or warranty of the matters discussed herein.

     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any changes in any of these sources of law or subsequent developments which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

February 3, 1997
Page 11


     This opinion is furnished to you by us as counsel to the Company in connection with the transactions contemplated by the Agreement, and may not be relied upon by any other person or entity or for any other purpose without our prior written consent. David E. Redlick of this firm is Secretary of the Company.

                                          Very truly yours,



                                          HALE AND DORR LLP

                                    EXHIBIT A
                                    ---------

List of Purchasers:

Triumph-Connecticut Limited Partnership
21st Floor
60 State Street
Boston, Massachusetts  02109

John D. and Lauren R. Howard
80 Irving Place
New York, New York  10003

Frederick S. Moseley IV and
E. Mark Noonan, as Trustees of
the Triumph Capital Group, Inc.
401(k) Plan and Trust for the
account of Thomas W. Janes
c/o Triumph Capital Group, Inc.
60 State Street, 21st Floor
Boston, Massachusetts  02109

Duane E. Thurman
705 Newtown Road
Berwyn, Pennsylvania  19312

                                    EXHIBIT B
                                    ---------

                             [Officer's Certificate]

                                   SCHEDULE I
                                   ----------

UCC-1 Filing Offices:

                                    Massachusetts Secretary of State
                                    Billerica, Massachusetts Town Clerk
                                    Wilmington, Massachusetts Town Clerk

                                   SCHEDULE II
                                   -----------

Assumed location of collateral:

Ascent Pediatrics, Inc.
9 Linnell Circle
Billerica, Massachusetts  01821